UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management Corp.
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.:Joseph Keefe

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-767-1729
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2009
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

December 31, 2009
PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD SMALL CAP FUND
PAX WORLD HIGH YIELD BOND FUND
PAX WORLD INTERNATIONAL FUND
PAX WORLD WOMEN’S EQUITY FUND
PAX WORLD GLOBAL GREEN FUND

For More Information
General Fund Information
800.767.1729
Shareholder Account Information
800.372.7827
Account Inquiries
Pax World
P.O. Box 9824
Providence, RI 02940-8024
Investment Adviser
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Transfer and
Dividend Disbursing Agent
PNC Global Investment Servicing
P.O. Box 9824
Providence, RI 02940-8024
Custodian
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
I am pleased to provide you with the 2009 Annual Report of Pax World Funds.
As you know, the past year has not only been a challenging one for the economy but a volatile one for financial markets. The good news is that the market recovery that began in March of 2009 has gone a long way toward restoring losses that were suffered in the greatest financial crisis since the Great Depression. The S & P 500 Index was up 26.46% for the year and other market indexes performed solidly as well. But we are not out of the woods. In fact, we are only in the early stages of an economic recovery that looks to be muted and sluggish, hampered by high unemployment, tight credit and other systemic weaknesses.
As I write, politicians in Washington are still debating financial reform—including leverage limitations and capital and liquidity requirements for banks; improved disclosure and regulation of derivatives; the so-called “Volcker” plan to impose restrictions on proprietary trading by commercial banks; creation of a consumer financial protection agency; and other reforms. At the same time, a backlog of critical issues—health care reform, the deficit, climate change and energy policy—are mired in partisan debate. There is no doubt that a global audience, let alone the American people, is anxiously watching to see if Washington is capable of tackling the major problems that confront our nation. Certainly financial markets—and therefore investors—will be very sensitive to the results.
There are signs of progress. As Julie Gorte highlights in this report, the Securities and Exchange Commission recently took some giant steps in the direction of greater corporate transparency and accountability—requiring greater disclosure on such issues as board diversity and executive compensation and issuing interpretive guidance regarding reporting on climate change-related risks and opportunities. Pax World was actively involved in these issues, urging the SEC to embrace these important milestones for investors. As Julie details in her report, we continue to advocate in the public policy arena on issues involving corporate and market behavior, from child labor to executive compensation to greenhouse gas emissions.

And though markets have been volatile, our response at Pax World has been to buckle down and focus on what we do best: managing investment portfolios for investors who believe that more sustainable companies are better long-term investments. Unlike other investment managers who ignore issues like outlandish executive compensation, or predatory lending, or whether a company is taking steps to address potential climate change liabilities, we think such things can be particularly relevant to investors. And so we have stayed focused throughout the downturn, and we continue to believe that ours is a better long-term investment approach.
For 2009, although results were mixed, our Funds generally held up reasonably well. While some outperformed and others underperformed their benchmark indexes and peer groups, the market recovery helped all of the Funds turn in healthy absolute returns for the year. We also continue to be pleased with the performance of three of our newer funds, each of which outperformed their respective benchmark indexes in 2009: the Pax World International Fund returned 39.14%, outperforming the MSCI EAFE (Net) Index return of 31.78%; the Pax World Global Green Fund returned 37.52%, outperforming the FTSE Environmental Opportunities Index Series return of 34.23%, as well as the MSCI World (Net) Index’s return of 29.99%; and the Pax World Small Cap Fund returned 37.02%, outperforming the Russell 2000 Index return of 27.17%. See standardized performance below.
We also remain focused on introducing new products and initiatives to better serve investors. On December 31, 2009, we launched four additional funds with our partner Morningstar Associates. These asset allocation funds, called the ESG Managers® Portfolios, are the first series of open architecture (multi-manager) asset allocation funds in the Sustainable Investing arena, creating a turnkey, one-stop solution for investment advisers whose clients want to participate in this growing investment trend.
As I write, we are also preparing to launch a series of three exchange traded funds (ETFs), which we are calling “ESG Shares,” the first family of ETFs focused exclusively on a Sustainable Investing approach. We hope these funds will be available to investors before the end of April, 2010.
As we enter 2010, despite volatile markets and a continuing recession, I cannot help reflecting on how lucky we are. So much of the world—from Haiti to the Sudan, from Afghanistan to the Congo—is gripped by grinding poverty and oppression, violence and disaster. Our challenges seem modest in comparison. Pax World has for many years supported the work of Mercy Corps (www.mercycorps.org), one of the world’s leading humanitarian relief organizations. In 2009, in fact, our Global Citizens Program surpassed the $1 million mark—meaning that Pax World shareholders have contributed that much over the years by re-directing all or a part of their reinvested dividends and capital gains to Mercy Corps. Such generosity is much appreciated and has never been more vital.
I hope each of us can do more in 2010, that together we can make a difference, and that this will be a year of genuine progress toward stronger financial markets, a more vibrant and inclusive economy and a more just and sustainable society.
Sincerely,
Joseph F. Keefe
President and CEO
You should consider ESG Managers® Portfolios’ investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus by calling 877.374.7678 or visiting www.esgmanagers.com. Please read it carefully before investing. Distributed by ALPS Distributors, Inc.

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

December 31, 2009
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Pax World Balanced Fund perform in 2009? For the one-year period ended December 31, 2009, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 21.41%, 21.70%, and 21.14%, respectively, vs. 26.46% for the S&P 500 Index and 18.40% for the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index blend. For the same one-year period the Lipper Balanced Funds Index had a total return of 23.35%.
What were the most important factors that influenced the performance of the Pax World Balanced Fund during 2009? Stock selection within the information technology and health care sectors caused the majority of the relative underperformance versus peers. Technology companies with higher volatility (beta) tended to outperform some of the more stable companies held by the Fund. Two large biotechnology companies, Amgen and Gilead Sciences, contributed to our relative underperformance within the health care sector. On a positive note, the Fund outperformed the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index blend due to the Fund’s heavier weighting towards equities, and the Fund’s bond component outperformed the Barclays Capital U.S. Aggregate Bond Index.
What are some examples of securities bought and sold by the Pax World Balanced Fund during 2009? Due to potential legislative changes to the U.S. health care system, we initiated a position in Mylan Inc., a global generic and specialty pharmaceutical company. We believe generic pharmaceuticals will play an even more important role in solving some of the healthcare challenges and believe Mylan is well positioned to benefit from more usage of generic drugs.
We also initiated a position in Comphania de Concessoes Rodoviarias (CCR), a Brazilian company that manages highways and roads within Brazil. Our belief is that transportation and infrastructure will be an area of focus as governments try to stimulate growth through new infrastructure projects. We believe CCR will be a major beneficiary in this area.
Stryker Corporation, a specialty medical device company, was eliminated from the portfolio because it no longer met our ESG (environmental, social and governance) criteria.

December 31, 2009
Pax World Balanced Fund, continued
Ann Taylor Stores, a women’s apparel company, was sold due to profit taking. We believed the stock had appreciated beyond the company’s actual improvement in their fundamentals. We also thought the consumer will continue to be under pressure even as the economy slowly picks up.
Portfolio Highlights
Average Total Returns — Period ended December 31, 2009

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class [1]	PAXWX	21.41%	-2.71%	1.44%	2.26%
Institutional Class[1,2]	PAXIX	21.70%	-2.50%	1.57%	2.33%
R Class[1,3]	PAXRX	21.14%	-2.90%	1.32%	2.20%

S&P 500 Index[4,8]		26.46%	-5.63%	0.42%	-0.95%
Blended Index[5,6,8]		18.40%	-0.67%	2.52%	2.25%
Lipper Balanced Funds Index[7,8]		23.35%	-1.01%	2.64%	2.79%

[1]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

December 31, 2009

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The S&P 500 Index is an index of large capitalization common stocks.

[5]	The Blended Index is composed of 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index.

[6]	The Barclays Capital Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments

U.S. Stocks	53.3%
Foreign Stocks	18.4%
U.S. Bonds	24.7%
Foreign Bonds	1.2%
Exchange Traded Funds	1.3%
Cash & Equivalents	1.1%

Total	100.0%

December 31, 2009
Pax World Balanced Fund, continued

Top Ten Holdings

Company	Percent of Net Assets

Cisco Systems, Inc.	2.3%
Becton Dickinson & Co.	2.1%
EMC Corp.	2.1%
Deere & Co.	1.8%
QUALCOMM, Inc	1.8%
Teva Pharmaceutical Industries, Ltd., ADR.	1.7%
Noble Corp	1.6%
American Tower Corp.	1.6%
Oneok, Inc.	1.5%
America Movil SAB de CV, ADR	1.5%

Total	18.0%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets

Bonds[1]	26.1%
Information Technology	16.4%
Financials	10.4%
Health Care	10.0%
Energy	8.7%
Industrials	7.3%
Telecommunication Services	6.2%
Consumer Staples	4.6%
Utilities	3.8%
Consumer Discretionary	2.4%
Materials	2.2%
Exchange Traded Funds	1.3%
Other	0.6%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

[1]	Bonds are a blend of the following: 11.5% Corp., 5.6% Agency, 4.3% Mortgage Backed, 1.6% Treasury, 2.6% Municipal and 0.5% Gov’t Bonds.

December 31, 2009
Pax World Growth Fund
Portfolio Managers’ Comments

How did the Pax World Growth Fund perform in 2009? For the one-year period ended December 31, 2009, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 38.94%, 39.34%, and 38.67%, respectively, vs. 37.01% for the Russell 3000 Growth Index. For the same one-year period the Lipper Multi-Cap Growth Funds Index had a total return of 39.17%.
What were the most important factors that influenced the performance of the Pax World Growth Fund during 2009? The Fund’s out performance relative to its benchmark was primarily influenced by stock selection within the consumer staples, energy and information technology sectors. In consumer staples, Whole Food Market, Inc. was up just under 200%. Salesforce.com and Cognizant Technology Solutions were both strong performers in information technology and Petrobras Petroleo Brasileiro made a positive contribution to our energy holdings.
The biggest detractor to the Fund’s performance was stock selection within the health care sector. In particular, Cardionet Inc. was a disappointment. Cardionet, which is a leader in wireless ECG transmission, was very negatively impacted by a cut in the reimbursement to one of its major products. The stock price was more than cut in half when the new reimbursement rate was announced and ended the year down close to 75%. Due to the risk profile of the company, the Fund kept its weighting low; however, even with a low weighting a drop of that size had a strong negative impact on the portfolio.
What are some examples of securities bought and sold by the Pax World Growth Fund during 2009? Through the first half of the year we followed an “early cyclical” strategy and added to technology, energy and materials based on our view that the macro backdrop for stocks was moderately bullish. We did trim some positions such as Amazon.com, Best Buy, Microsoft and Cognizant Technology Solutions after a quick run-up in valuations. As the health care debate developed and more details became available, we increased our weighting in the health care sector by adding positions such as King Pharmaceuticals and Teva Pharmaceutical.

December 31, 2009
Pax World Growth Fund, continued
We also wanted to maintain our overweight position in technology so we added to the networking products and storage industries within technology. We believe these sectors have very attractive long term fundamentals. Specific names include Brocade Communications and EMC Corp.
Throughout the year we sold positions that we believed were at full valuation as well as for sector allocation reasons. Some names that we sold include State Street Bank and Solarwinds, Inc. Other names were sold for company specific performance reasons, including Cardionet, Eclipsys Corp. and America Movil.
Portfolio Highlights

Average Total Returns — Period ended December 31, 2009

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWGX	38.94%	-2.69%	-0.70%	-2.10%
Institutional Class[1,2]	PWGIX	39.34%	-2.53%	-0.61%	-2.05%
R Class[1,3]	PXGRX	38.67%	-2.81%	-0.78%	-2.14%

Russell 3000 Growth Index[4,6]		37.01%	-2.06%	1.58%	-3.79%
Lipper Multi-Cap Growth Funds Index[5,6]		39.17%	-3.32%	1.49%	-2.85%

December 31, 2009

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is -4.32% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments

U.S. Stocks	83.3%
Foreign Stocks	14.2%
Cash & Equivalents	2.5%

Total	100.0%

December 31, 2009
Pax World Growth Fund, continued

Top Ten Holdings

Company	Percent of Net Assets

Google, Inc., Class A	2.8%
International Business Machines Corp.	2.7%
General Mills, Inc.	2.1%
Thermo Fisher Scientific, Inc.	2.0%
Cognizant Technology Solutions, Class A	2.0%
Teva Pharmaceutical Industries, Ltd., ADR	1.8%
Cisco Systems, Inc.	1.7%
Air gas, Inc.	1.6%
QUALCOMM, Inc	1.6%
Neap, Inc.	1.6%

Total	19.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets

Information Technology	30.3%
Health Care	13.2%
Industrials	11.7%
Consumer Discretionary	10.6%
Energy	8.1%
Financials	8.0%
Consumer Staples	7.5%
Materials	5.8%
Telecommunications Services	1.4%
Utilities	0.9%
Other	2.5%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2009
Pax World Small Cap Fund
Portfolio Manager’s Comments
How did the Pax World Small Cap Fund perform in 2009? For the one-year period ended December 31, 2009, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 37.02%, 37.44%, and 36.58%, respectively, vs. 27.17% for the Russell 2000 Index. For the same period the Lipper Small-Cap Core Funds Index had a total return of 34.50%.
What were the most important factors that influenced the performance of the Pax World Small Cap Fund during 2009? We believe the Fund’s performance was positively impacted by its defensive positioning in higher quality companies relative to the benchmark and strong stock selection in the energy, industrials and financials sectors. Poor stock selection and an underweight allocation to the consumer discretionary sector detracted from performance.
ICx Technologies, Inc., a technology company focused on developing sensors to detect chemical, biological, radiological and explosive materials, was the Fund’s top contributor to performance. An unfortunate attempted bombing of a U.S. airliner increased investor expectations for the company.
What are some examples of securities bought and sold by the Pax World Small Cap Fund during 2009? Due to periods of high volatility as well as the significant market reversal in March, the Fund experienced increased levels of turnover during 2009. We sold our positions in several securities, including Chattem, SPSS, Inc. and Encore Acquisition — as all these companies were acquired during the year. We also exited our positions in Burger King Holdings, Kendle International and American Oriental Bioengineering as we believed their fundamentals had deteriorated.
We added Transcend Services, a health care company focused on medical dictation. We believe the company’s strong balance sheet and favorable industry reputation position it well for future growth.
We also added Netgear, a technology company focused on networking devices for home and small business use.

December 31, 2009
Pax World Small Cap Fund, continued
Portfolio Highlights
Average Total Returns — Period ended December 31; 2009

	Ticker		Since
Share class	Symbol	1 year	Inception
Individual Investor Class [1]	PXSCX	37.02%	-3.99%
Institutional Class[1]	PXSIX	37.44%	-3.70%
R Class[1]	PXSRX	36.58%	-4.26%
Russell 2000 Index[2,4]		27.17%	-4.11%
Lipper Small-Cap Core Funds Index[3,4]		34.50%	-2.83%

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[3]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lapper’s USDE small-cap

December 31, 2009

ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator

[4]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
U.S. Stocks	88.6%
Foreign Stocks	1.9%
Exchange Traded Funds	4.6%
Cash & Equivalents	4.9%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Pros hares Ultra Short Lehman 20+ Yr Treasury	4.5%
Home Diagnostics, Inc.	4.0%
Cogent, Inc.	3.8%
Nat’s Medical, Inc.	3.7%
Game Stop Corp., Class A	3.6%
Transcend Services, Inc.	3.1%
Internet Capital Group, Inc	3.1%
Susser Holdings Corp.	3.1%
Gen-Probe, Inc.	3.0%
Amtrust Financial Services, Inc.	2.9%

Total	34.8%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Financials	26.4%
Health Care	23.6%
Information Technology	15.4%
Consumer Discretionary	7.9%
Consumer Staples	6.1%
Industrials	4.2%
Utilities	2.2%
Energy	1.8%
Telecommunications Services	1.1%
Exchange Traded Funds	4.5%
Other	6.8%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2009
Pax World International Fund
Portfolio Manager’s Comments
How did the Pax World International Fund perform in 2009? For the one-year period ended December 31, 2009, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 39.14%, 39.70%, and 38.65%, respectively, vs. 31.78% for the MSCI EAFE (Net) Index. For the same one year period the Lipper International Large-Cap Core Funds Index had a total return of 29.23%.
What were the most important factors that influenced the performance of the Pax World International Fund during 2009? Stock selection played the largest role in the Fund’s outperformance in 2009, and provided positive attribution across 9 of the 10 sectors and most regions. With the market fearing a global meltdown early in the year, the Fund benefited from its underweight to the financials sector and its focus on quality stocks that its adviser believed had strong balance sheets and sustainable business models. In the subsequent sharp market recovery of the 2nd and 3rd quarters, which was led by “low quality” recovery stocks, the Fund’s focus on investing in underappreciated pockets of global growth, such as water purification, allowed performance to keep up with the broader market. Finally, in the last quarter of the year, risk awareness returned to the market on the back of default concerns in Dubai and Greece. During this period, the Fund’s quality and sustainability focus again helped the Fund outperform the broader market. Also contributing to outperformance throughout the year was the Fund’s sizeable but targeted investment in quality emerging market securities. Performance was negatively impacted for the full year by the Fund’s significant underweight to the financials sector, which is the largest sector in MSCI EAFE. The Fund was also hurt by underexposure to and poor stock selection in Australia.
What are some examples of securities bought and sold by the Pax World International Fund during 2009? During the year, the Fund’s evolution was focused on adding to underappreciated areas of growth, and trimming areas marked by excessive optimism. From a regional perspective, the Fund increased its exposure to emerging markets, particularly to Turkey, Mexico and Israel. This came at the expense of European exposure. An increasingly large underweight to the European and UK regions reflected an intention to take advantage of the market’s excessive

December 31, 2009
optimism towards recovery in these regions. Throughout the year, the Fund also maintained a neutral weight to Japan, based on an under-appreciation of the innovation, cash flow and growth potential of Japanese companies. From a sector perspective, the Fund reduced its exposure to the strongly performing materials and consumer sectors and added to exposure in the underperforming but strong cashflow-generating health care, telecom and utilities sectors. Throughout the year, the Fund maintained a large underweight to the financials sector, where investors do not yet appear to have incorporated the negative profit impact of regulatory changes that are being formulated in response to the credit crisis.
New holdings added to the Fund in 2009 include smart metering companies Spectris and Yamatake, oil pipeline company Tenaris, generic pharmaceutical company Teva, German reinsurer Munich Re, Brazilian toll road operator Cia de Concessoes Rodoviarias, Brazilian cosmetics distributor Natura, a Chinese Yuan currency ETF, Japanese waste processor Daiseki, Austrian oil refiner OMV, Japanese chemical and polysilicon manufacturer Tokuyama, UK software company Sage Group, and Latin American telecom operators America Movil and Portugal Telecom. Divestitures in 2009 include positions in Brazilian oil company Petrobras, Japanese electrical insulator company NGK Insulators, Japanese precious metals recycler Asahi Holdings, Japanese steel manufacturer Kobe Steel, Brazilian paper company Aracruz, Brazilian Real and Australian Dollar ETFs, luxury goods company LVMH, pharmaceutical company Merck KgA, aluminum maker Norsk Hydro, bearing manufacturer NSK, fish farmer Cermaq, Canadian energy company Suncor, Italian bank Unicredit, and Austrian ethanol plant producer Andritz.

December 31, 2009
Pax World International Fund, continued
Portfolio Highlights
Average Total Returns — Period ended December 31, 2009

	Ticker		Since
Share class	Symbol	1 year	Inception

Individual Investor Class [1]	PXINX	39.14%	-7.41%

Institutional Class[1]	PXNIX	39.70%	-7.09%

R Class[1]	PXIRX	38.65%	-7.74%

MSCI EAFE (Net) Index[2,4]		31.78%	-10.97%

Lipper International Large-Cap Core Funds Index[3,4]		29.23%	-11.69%

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of January 2010 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

December 31, 2009

[3]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]	Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments
Foreign Stocks	88.0%
Exchange Traded Funds: Commodity & Currency	7.9%
Cash & Equivalents	4.1%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Roche Holding AG	3.2%
Statoil ASA, ADR	2.7%
CurrencyShares Japanese Yen Trust	2.5%
Teva Pharmaceutical Industries, Ltd., ADR	2.5%
Nippon Building Fund, Inc., REIT	2.4%
Central Japan Railway Co.	2.2%
Koninklijke (Royal) KPN NV	2.2%
WisdomTree Dreyfus China Yuan Fund	2.2%
Fresenius Medical Care AG & Co., ADR	2.2%
Hennes & Mauritz AB .	2.2%

Total	24.3%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2009
Pax World International Fund, continued

Sector Diversification

Sector	Percent of Net Assets

Financials	19.6%
Health Care	11.9%
Industrials	10.9%
Telecommunications Services	8.3%
Consumer Discretionary	7.6%
Energy	7.5%
Information Technology	7.3%
Materials	7.1%
Consumer Staples	7.0%
Utilities	5.7%
Exchange Traded Funds: Commodity & Currency	8.3%
Other	-1.2%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets

Japan	19.4%
Great Britain	13.4%
France	7.2%
Germany	7.0%
Switzerland	5.9%
Australia	5.2%
Turkey	3.6%
Netherlands	3.6%
Norway	2.7%
Greece	2.7%
Israel	2.5%
Sweden	2.1%
Spain	2.1%
Brazil	2.1%
Mexico	1.9%
Finland	1.8%
Belgium	1.7%
Singapore	1.7%
Austria	1.4%
Portugal	1.2%
Hong Kong	1.0%
Taiwan	0.9%
Luxembourg	0.7%
China	0.6%
Ireland	0.5%
Other	7.1%

Total	100.0%

December 31, 2009
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Pax World High Yield Bond Fund perform in 2009? For the one-year period ended December 31, 2009, the Individual Investor Class, the Institutional Class, and the R Class of the Fund had total returns of 38.70%, 38.78%, and 38.27%, respectively, vs. 56.28% for the Merrill Lynch High Yield Master I Index and 49.49% for the Lipper High Current Yield Bond Funds Index for the same period.
What were the most important factors that influenced the performance of the Pax World High Yield Bond Fund during 2009? The markets rebounded last year with a vengeance after the near collapse of the financial markets in 2008 when bond prices plummeted and spreads widened to historic highs. (Bond spreads are a measure of risk and move inversely to bond prices.) As a result, the Fund’s 2009 total return more than made up for its losses in 2008. Nevertheless, on a relative basis the Fund underperformed its peers.
The biggest factor in the Fund’s relative underperformance was our underweighting in the lower quality debt due to our more conservative stance. This lower quality or distressed debt was avoided by most investors earlier in the year after the virtual freezing of the credit markets. When the markets opened up and distressed companies were able to access capital, much of the liquidity risk was mitigated. This resulted in triple digit annual returns for many CCC and lower rated bonds. Also, strong demand and a very limited supply created a difficult environment for the Fund to purchase high-yield bonds. The resulting large cash position also contributed to the Fund’s underperformance relative to its benchmark.
What are some examples of securities bought and sold by the Pax World High Yield Bond Fund during 2009? We made changes to our portfolio last year to take advantage of the rally. In 2008, we had a much higher exposure to higher rated or BB paper due to the weak economic environment. As the stimulus started to kick in and the economy started to recover, we took profits in BB paper and transitioned into single B — lower rated paper. In some instances we switched into a lower rated bond of the same company where we perceived there was better value. We also increased our holdings in consumer cyclical names and lowered our overweighting in telecom.

December 31, 2009
Pax World High Yield Bond Fund, continued
Some of the cyclical names that we added to included Solo Cup and Sappi Paper, both paper and packaging companies; Mobile Mini, an industrial company that retrofits containers used in shipping and turns them into storage units; and Nielsen, Warner Music, Virgin Media and Gannett, the newspaper publisher, in the media sector.
We also added to names in the emerging markets that we believed would have better growth than in the U.S. These included Latin American telecom names including Alestra and Axtel. We also added a new holding in the Mexican homebuilding market, Corporacion Geo, and increased our holdings in our two other Mexican homebuilders, Urbi and Homex.
We sold what we believed to be riskier names in the consumer sector such as Brookstone, Blockbuster and Travelport and added to the more stable consumer names including Direct TV, GameStop and Sally Beauty.
We also added to some additional consumer names like Chattem and Stater Brothers, and purchased Chiquita and Susser Holdings, both new positions.
We added to the health care sector, building new positions in Axcan, Fresenius, HCA, and Universal Hospital Services.
We also added to telecom and increased our holdings in MetroPCS, City Telecom and Millicom, and added to some lower risk energy names including Compagnie Generale de Geophysiques and Denbury Resources.

December 31, 2009
Portfolio Highlights
Average Total Returns — Period ended December 31, 2009

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 years

Individual Investor Class [1]	PAXHX	38.70%	5.21%	5.59%	5.85%

Institutional Class[1,2]	PXHIX	38.78%	5.29%	5.77%	5.96%

R Class[1,3]	PXHRX	38.27%	4.86%	5.37%	5.74%

Merrill Lynch High Yield Master I Index[4,6]		56.28%	5.62%	6.22%	6.76%

Lipper High Current Yield Funds Index[5,6]		49.49%	2.80%	4.27%	4.13%

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

December 31, 2009
Pax World High Yield Bond Fund, continued

[4]	The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

[5]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the High Yield Bond Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.
Asset Allocation

Percent of Investments

U.S. Bonds	68.5%
Foreign Bonds	24.1%
Foreign Stocks	1.3%
U.S Stocks	0.4%
Cash & Equivalents	5.7%

Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
BBB	0.5%
BB	21.6%
B	70.5%
CCC	6.2%
Not Rated	1.2%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Mobile Mini, Inc., 9.750%, 08/01/14	1.9%
Chiquita Brands International, Inc., 8.875%, 12/01/15	1.8%
Quiksilver, Inc., 6.875%, 04/15/15	1.8%
Navios Maritime Holdings, 9.500%, 12/15/14	1.8%
Perry Ellis International, Inc., 8.875%, 09/15/13	1.8%
WMG Acquisition Corp., 144A, 9.500%, 06/15/16	1.8%
Global Crossing, Ltd.,144A, 12.000%, 09/15/15	1.8%
Valassis Communications, Inc., 8.250%, 03/01/15	1.7%
Axcan Intermediate Holdings, Inc., 12.750%, 03/01/16	1.7%
Digicel Group Ltd., 144A, 12.000%, 04/01/14	1.7%

Total	17.8%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2009

Sector Diversification

Sector	Percent of Net Assets

Telecommunication Services	16.7%
Services	15.2%
Consumer Cyclical	13.6%
Health Care	12.8%
Energy	9.4%
Media	9.4%
Consumer Non-Cyclical	7.6%
Basic Industry	1.8%
Capital Goods	1.7%
Brokerage	1.6%
Preferred Banking	1.3%
Real Estate	0.9%
Utility	0.6%
Other	7.4%

Total	100.0%

Geographic Diversification

Country	Percent of Net Assets

United States	67.6%
Bermuda	5.2%
Mexico	4.7%
Luxembourg	2.3%
Marshall Islands	1.9%
Canada	1.7%
South Africa	1.4%
Denmark	1.4%
Greece	1.3%
Bahamas	1.1%
France	1.0%
Germany	0.8%
Austria	0.7%
Great Britain	0.7%
Cayman Islands	0.5%
Netherlands	0.3%
Other	7.4%

Total	100.0%

[1]	Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

December 31, 2009
Pax World Women’s Equity Fund
Portfolio Manager’s Comments
How did the Pax World Women’s Equity Fund perform in 2009? For the one-year period ended December 31, 2009, the Individual Investor Class and the Institutional Class of the Fund had total returns of 25.76% and 26.11%, respectively, vs. 28.34% for the Russell 3000 Index. For the same one-year period the Lipper Multi-Cap Core Funds Index had a total return of 35.30%.
What were the most important factors that influenced the performance of the Pax World Women’s Equity Fund during 2009? 2009 was characterized by a high beta rally in which companies with higher volatility outperformed more stable companies, and the Fund overall lagged with its defensive posture. Stock selection in the defensive health care and telecommunications sectors had a significant negative performance impact. On the other hand, stock selection in financials and energy had a favorable performance impact. I had increased the health care sector weight in the second half of 2008, making it the largest overweight sector in the first half of 2009. My thesis was that cash flow security would likely be a catalyst for strong outperformance as investors’ appetite for risk continued to ramp down. However, as noted above, this defensive positioning was not rewarded in the market rally.
Furthermore, stock selection in the telecommunications sector had a meaningful contribution to the Fund’s underperformance. During the year, the competitive pressures in the sector rose rapidly, forcing well-run operators to resort to price cuts, which led to a downward spiral in their operating leverage. The industry also entered uncharted territory having to defend against competition not only from traditional telecommunications companies but also from cable companies as the boundaries started to blur between the two industries.
In contrast, the financial sector had a positive impact as investors favored the sectors that benefited from an economic improvement. I increased the Fund’s financial sector weighting during the year, which made it the largest overweight position. My view was that the sector had underperformed significantly over the prior few quarters, but through various programs instituted by the Federal Reserve, two of three major hurdles were behind the sector; namely, capital requirements from the FDIC and market liquidity. Although the third hurdle,

December 31, 2009
credit risk, had not yet played out, the sector bounced off from a very depressed level. The dovish stance on interest rates from the Federal Reserve coupled with a directional improvement in balance sheet repair and credit trends helped sector performance. Finally, loosening of liquidity in the markets served as a catalyst for outperformance as investors’ appetite for risk continued to increase.
What are some examples of securities bought and sold by the Pax World Women’s Equity Fund during 2009? The Fund participated in a public offering for Verisk Analytics (VRSK) at a price I believed to be very attractive relative to its growth potential. VRSK provides actuarial and underwriting data solutions for the property and casualty industry. In addition, VRSK also offers fraud detection, loss prediction and quantification solutions to healthcare and mortgage industries. I believe the growth potential for the company’s services is significant with very low penetration in the aforementioned markets. Another company I would like to highlight is Leap Wireless International (LEAP). LEAP, a wireless communications company that sells low cost, no contract, unlimited wireless, voice and data services and operates through the brand names Cricket® and Jump™ Mobile, was under pressure due in part to declining average revenues per unit. I believe this company’s business model is sustainable and replicable to many other markets and that as the company right sizes its expenses, within a couple of quarters it could become cash flow positive.
The largest detractor to performance during the year was Cardionet (BEAT). BEAT is a cardiac arrhythmias diagnostic company through its core mobile cardiac outpatient telemetry. Following the company’s earnings shortfall announcement in early July, the shares declined precipitously. BEAT expects pricing declines in Medicare as well as its commercial business in 2010. While BEAT’s business model is profitable, the question remains as to the company’s ability to right size its cost structure and its impact. My thesis proved to be off the mark as the competitive pressures and the healthcare reform concerns weakened the business model structurally and the Fund sold the stock. Lastly, Genentech (DNA) is a biotechnology company focused on biotherapeutics that address significant unmet medical needs. During the first quarter of 2009, Roche and DNA reached an agreement for DNA to be acquired by Roche. The Fund swapped shares of DNA into Roche following the merger. My core thesis on Roche is that it is a well run company with a strong product pipeline, global reach, cash flow generation and an attractive dividend yield presenting a solid investment opportunity.

December 31, 2009
Pax World Women’s Equity Fund, continued
Portfolio Highlights
Average Total Returns — Period ended December 31, 2009

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class [1]	PXWEX	25.76%	-5.68%	-1.82%	0.57%

Institutional Class[1,2]	PXWIX	26.11%	-5.41%	-1.61%	0.68%

Russell 3000 Index[3,5]		28.34%	-5.42%	0.76%	-0.20%

Lipper Multi-Cap Core Funds Index[4,5]		35.30%	-4.60%	1.41%	0.66%

[1]	Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund” ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Women’s Equity Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women’s Equity Fund and the Women’s Equity Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

December 31, 2009

[3]	The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. equity market.

[4]	The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[5]	Unlike the Women’s Equity Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation

Percent of Investments

U.S. Stocks	70.9%
Foreign Stocks	22.2%
U.S. Bonds	3.2%
Exchange Traded Funds	2.1%
Cash & Equivalents	1.6%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets

BlackRock, Inc.	3.3%
ConocoPhillips.	2.5%
Statoil ASA, ADR	2.4%
Leap Wireless International, Inc.	2.4%
EMC Corp	2.4%
Veolia Environnement, ADR	2.4%
Google, Inc., Class A	2.3%
Emerson Electric Co.	2.3%
Johnson & Johnson	2.2%
SPDR Gold Trust	2.1%

Total	24.3%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2009
Pax World Women’s Equity Fund, continued
Sector Diversification

Sector	Percent of Net Assets

Financials	17.6%
Information Technology	17.5%
Industrials	14.9%
Energy	11.3%
Health Care	11.1%
Consumer Discretionary	8.8%
Materials	4.6%
Consumer Staples	3.8%
Telecommunication Services	2.4%
Utilities	2.4%
Exchange Traded Funds	2.1%
Bonds	3.2%
Other	0.3%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2009
Pax World Global Green Fund
Portfolio Managers’ Comments
How did the Pax World Global Green Fund perform in 2009? For the one-year period ended December 31, 2009, the Individual Investor Class, the Institutional Class and the R Class of the Fund had total returns of 37.52%, 37.79%, and 37.16%, respectively, vs. 29.99% for the MSCI World (Net) Index. For the same one-year period the FTSE Environmental Opportunities Index Series had a total return of 34.23%.
What were the most important factors that influenced the performance of the Pax World Global Green Fund during 2009? Alternative Energy & Energy Efficiency —During the year, a number of energy efficiency stocks in the portfolio performed well, both as a result of the ongoing cyclical recovery of sectors that had previously underperformed, and also as the benefit of global, targeted stimulus funding began to have a positive influence on performance. Delta Electronics (energy efficient power supplies, Taiwan), GEA (energy efficiency, Germany) and Linde (energy efficiency, Germany), all benefited from these factors. The cyclical recovery of selected construction related companies was evidenced at Kingspan (energy efficiency, Ireland) and at Johnson Controls (energy efficiency, U.S.). In addition, Xinyi Glass (energy efficiency, China), benefited from exposure to the high growth opportunity in solar glass and a recovery in the pricing of float glass due to volume demand from the Chinese construction and automotive markets. Selected, regional renewable energy companies also performed well.
Disappointment during the year came largely from other renewable energy companies. Wind turbine manufacturers Vestas (Denmark) and Gamesa (Spain) were weak following continued uncertainty regarding both 2009 and 2010 volumes, while Hansen Transmissions (wind gearboxes, Belgium) reported disappointing fourth quarter margins. A further negative was the performance of Sunpower (solar, U.S.) which was negatively affected by an accounting irregularity at its Philippine subsidiary and by the increased penetration of low cost Chinese manufacturers into the global solar market.

December 31, 2009
Pax World Global Green Fund, continued
Water and Pollution Control — The cyclical recovery of the automotive sector supported strong performance at Denso (hybrid auto components, Japan), Horiba (auto emission testing, Japan) and BorgWarner (automotive energy efficiency, U.S.) during the year. Nalco (water treatment chemicals, U.S.), Pall Corporation (filtration, U.S.) and Pentair (water infrastructure, U.S.) all benefited from the outperformance of the industrial sector during the fourth quarter. The placing of the remaining RWE stake in American Water (water utility, U.S.) had an overall disappointing year, although it had good fourth quarter performance. Similarly, Veolia (water utility, France) disappointed due to weakness in its waste business, as well as due to a lack of direction resulting from management change.
Waste Technologies and Resource Management — LKQ (recycled automotive parts, U.S.) rose more than 50% for the year, suggesting a growing opportunity for the only national recycled and refurbished automotive parts group in the country. Stericycle (clinical waste management, U.S.) finished the year well following the approval of its acquisition of Medserve in November. A resurgence of M&A activity also made a material positive contribution, with Shanks (integrated waste management, UK) becoming subject to a bid from a financial sponsor. Underperformers included Sims Metal Management (scrap metal recycling, Australia), which was impacted by volatile scrap pricing during the year, and Covanta (waste to energy, U.S.), which was weak during the year due to its exposure to unprecedented low gas prices in the US market.
What are some examples of securities bought and sold by the Pax World Global Green Fund during 2009? Alternative Energy & Energy Efficiency — Following a year of uncertainty in the global wind market, we added selected wind related companies to the portfolio. We added Hansen Transmissions (wind gearboxes, Belgium), as we believe that the turbine manufacturers have now fully destocked, suggesting a quick rebound in orders for component suppliers when the anticipated growth returns to the market. In addition, we participated in the IPO of China Longyuan in the latter part of 2009, giving the portfolio access to the leading developer of projects in the fastest growing wind market in the world. In addition, we added to existing positions in Vestas (wind turbines, Denmark) and Gamesa (wind turbines, Spain), as we believe that the second half of 2010 will see a strong recovery in U.S. wind project activity. With global stimulus funding beginning to have a positive impact, we also added Xinyi Glass (energy efficiency, China) to the portfolio, to gain access to automotive and infrastructure stimulus in the Chinese market. During the period, stocks that we sold included EDF Energies Nouvelles

December 31, 2009
(renewable IPP, France), which we felt offered lower growth potential than competitors in the Fund, and Nibe (heat pumps, Sweden), which we felt was too illiquid for the portfolio.
Water and Pollution Control — During the year we reduced the portfolio’s exposure to highly defensive water utility names as the market recovered strongly in the second half, and sold out of positions in Pennon (water and waste, UK) and Hera (water utility, Italy). An area that lagged the market recovery was monitoring and testing, which we feel will recover with corporate R&D in 2010, and we consequently added Campbell Brothers (Australia) to the portfolio, as well as adding to our existing position in Shimadzu (monitoring & testing, Japan). Finally, we added to our position in 3M (filtration, U.S.) during the year, as we believe the operating leverage within the business will enable the company to perform well in 2010.
Waste Technologies and Resource Management — We added Daiseki (hazardous waste management, Japan) to the portfolio during the year to gain exposure to the recovery in Japanese industrial output, most particularly to the cyclical recovery in the automotive market. We sold out of Grontmij (environmental consultant, Netherlands) on liquidity grounds, and due to a slowdown in project activity in the UK water market in the lead-up to the regulatory review.

December 31, 2009
Pax World Global Green Fund, continued
Portfolio Highlights
Average Total Returns — Period ended December 31, 2009

	Ticker		Since
Share class	Symbol	1 year	Inception

Individual Investor Class [1]	PGRNX	37.52%	-6.91%

Institutional Class[1]	PGINX	37.79%	-6.73%

R Class[1]	PGRGX	37.16%	-7.22%

MSCI World (Net) Index[2,5]		29.99%	-9.17%

FTSE Environmental Opportunities Index Series[3,5]		34.23%	-10.10%

Lipper Global Small/Mid-Cap Funds Index[4,5]		42.48%	-7.24%

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 2010 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI

December 31, 2009

World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Green Fund.

[4]	The Lipper Global Small/Mid-Cap Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Small/Mid-Cap Funds Average. The Lipper Global Small/Mid-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor.

[5]	Unlike the Global Green Fund, the MSCI World (Net) Index, the FTSE Environmental Opportunities Index Series and the Lipper Global Small/Mid-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Small/Mid-Cap Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation
Percent of Investments

Foreign Stocks	54.6%
U.S. Stocks	40.9%
Cash & Equivalents	4.5%

Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets

Vestas Wind Systems A/S	3.1%
3M Co	3.0%
Baldor Electric Co	3.0%
Shanks Group PLC	2.9%
Covanta Holding Corp	2.9%
Emerson Electric Co	2.9%
Gamesa Corp. Tecnologica SA	2.8%
Daiseki Co., Ltd	2.7%
EDP Renovaveis SA	2.7%
Pentair, Inc.	2.7%

Total	28.7%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2009
Pax World Global Green Fund, continued

Industries

Industry	Percent of Net Assets

Electrical Equipment	17.8%
Machinery	13.5%
Commercial Services & Supplies	9.8%
Electronic Equipment Instruments & Components	9.2%
Chemicals	6.3%
Auto Components	5.3%
Electric Utilities	5.2%
Water Utilities	4.1%
Industrial Conglomerates	3.0%
Independent Power Producers & Energy Traders	2.7%
Multi-Utilities	2.6%
Distributors	2.5%
Household Products	2.5%
Life Sciences Tools & Services	2.2%
Metals & Mining	1.9%
Electronic Equipment & Instruments	1.9%
IT Consulting Services	1.6%
Building Products	1.5%
Construction & Engineering	1.2%
Other	5.2%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

Geographic Diversification

Country	Percent of Net Assets

United States	40.6%
Japan	12.5%
Spain	7.1%
Great Britain	6.2%
Hong Kong	4.4%
Australia	4.4%
Germany	4.1%
Denmark	3.1%
France	2.6%
Belgium	2.4%
Philippines	2.2%
Taiwan	1.9%
Netherlands	1.5%
Ireland	1.2%
China	0.6%
Other	5.2%

Total	100.0%

December 31, 2009
Sustainable Investing
Sustainability Update
Sometimes progress is made in tiny steps, but every now and then we have the opportunity to kick in the afterburners. In the last few months, our work on better reporting and disclosure was given a jet-fueled boost by the Securities and Exchange Commission (“SEC”), which in two separate actions greatly enhanced disclosure on corporate proxies and voted to issue interpretive guidance on climate risk disclosure.
The SEC’s ruling on proxy disclosure requires companies to disclose several new things that, for those who take the time to read proxies, should help investors to spot companies that may be skating on thinner ice when it comes to corporate governance. The new requirements, which take effect on February 28 this year, cover reporting on the relationship of compensation policies and practices to risk management, the backgrounds and qualifications of directors, legal actions involving executive officers or directors, board diversity, board oversight of risk management, stock option awards to executives and directors, and potential conflicts of interest of compensation consultants.
These were steps that Pax World supported in a comment letter to the SEC on September 11, 2009, which the agency cited four times in its final rulemaking release. We believe that these enhancements will prove useful in investors’ analysis of corporate governance, which may not be the most riveting topic in the world, but it is something like flying an airplane: hours of boredom interspersed with moments of sheer terror. When a company has a significant governance problem, the only investors who feel good are the ones who don’t own it, because it can be accompanied by a swift and decisive plunge in share value (the “sheer terror” part). The potential to foresee governance problems is very well worth hours of boredom spent reading proxies.
Another great leap forward came in January this year, when the SEC voted 3-2 to issue interpretive guidance on climate risks and opportunities. In September 2007, Pax World was one of two asset management firms that joined with 21 other institutional investment representatives to petition the SEC to issue guidance on climate risk disclosure. The petitioners included the

December 31, 2009
Sustainability Report, continued
treasurers, comptrollers or other state officials representing California, Florida, Kentucky, Maine, Maryland, New Jersey, New York, North Carolina, Oregon, Rhode Island and Vermont. Over the succeeding two-plus years, I was a member of delegations put together by the petition’s main movers, Ceres and Environmental Defense, that met with SEC staff and commissioners urging them to give the petition their attention and support. As SEC Chair Mary Schapiro said when the vote was taken, this action does not change the law: companies have long been obliged to report to their shareholders on issues that are considered material. But what it does do is to signal that the SEC sees climate change and its impacts as possibly material for many companies, enough to issue guidance on what and how to report on climate-related legislation, litigation, international treaties, and physical and reputational impacts. This will not only aid all investors in making decisions on which securities are best over the long term, it is a step on the road to consideration of broader, mandatory environmental and social disclosures.
Over the past year, Pax World has also supported initiatives or filed shareholder proposals to address, among other things, the use of child and forced labor in cotton fields, the environmental and safety implications of new drilling methods for natural gas, the disclosure of corporate political donations, public policy action on reducing greenhouse gas emissions, separation of chair and CEO positions on corporate boards, giving shareholders a voice on executive pay, financial reform legislation, and environmental, social and governance (ESG) disclosure on the part of small cap companies. Much of this work
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment

•	Air & water emissions

•	Recycling & waste reduction

•	Clean & renewable energy

•	Climate change initiatives

•	Environmental reporting & disclosure

•	Sustainability
Workplace
•	Diversity

•	Employee/Vendor relations

•	Health & safety

•	Human rights
Corporate Governance

•	Practices & performance

•	Reporting & disclosure
Product Integrity
•	Product health & safety

•	Consumer issues

•	Emerging technologies

•	Animal welfare
Community
•	Community relations

•	Responsible lending practices

•	Philanthropic activities

December 31, 2009
Sustainability Report, continued
achieves some increment of progress, and we need every bit of it to make the global economy truly sustainable. Sometimes it takes several rounds of activism before any measurable progress is made, but the SEC’s decisions over the past few months are good reminders that, although it may take awhile, as Margaret Mead said, sometimes a small group of committed individuals really can change the world.

December 31, 2009
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Women’s Equity, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2009 and ending on December 31, 2009.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

December 31, 2009
Shareholder Expense Examples, continued
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Return

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
	(7/1/09)	(12/31/09)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,139.40	0.98%	$5.28
Balanced Fund — Institutional	1,000.00	1,141.40	0.73%	3.94
Balanced Fund — R	1,000.00	1,138.30	1.23%	6.63

Growth Fund — Individual Investor	1,000.00	1,228.80	1.45%	8.15
Growth Fund — Institutional	1,000.00	1,230.90	1.20%	6.75
Growth Fund — R	1,000.00	1,228.90	1.70%	9.55

Small Cap Fund — Individual Investor	1,000.00	1,170.20	1.24%	6.78
Small Cap Fund — Institutional	1,000.00	1,172.80	0.99%	5.42
Small Cap Fund — R	1,000.00	1,169.20	1.49%	8.15

International Fund — Individual Investor	1,000.00	1,192.40	1.40%	7.74
International Fund — Institutional	1,000.00	1,194.50	1.15%	6.36
International Fund — R	1,000.00	1,190.50	1.65%	9.11

High Yield Bond Fund — Individual Investor	1,000.00	1,138.60	0.97%	5.23
High Yield Bond Fund — Institutional	1,000.00	1,138.90	0.72%	3.88
High Yield Bond Fund — R	1,000.00	1,137.60	1.22%	6.57

Women’s Equity Fund — Individual Investor	1,000.00	1,157.00	1.24%	6.74
Women’s Equity Fund — Institutional	1,000.00	1,158.20	0.99%	5.39

Global Green Fund — Individual Investor	1,000.00	1,178.90	1.40%	7.69
Global Green Fund — Institutional	1,000.00	1,180.20	1.15%	6.32
Global Green Fund — R	1,000.00	1,177.50	1.65%	9.06

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2009 and ending on December 31, 2009).

December 31, 2009
Shareholder Expense Examples, continued

	Beginning	Ending	Annualized
Based on Hypothetical 5% Return	Account Value	Account Value	Expense	Expenses Paid
(before expenses)	(7/1/09)	(12/31/09)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,020.27	0.98%	$4.99
Balanced Fund — Institutional	1,000.00	1,021.53	0.73%	3.72
Balanced Fund — R	1,000.00	1,019.00	1.23%	6.26

Growth Fund — Individual Investor	1,000.00	1,017.90	1.45%	7.37
Growth Fund — Institutional	1,000.00	1,019.16	1.20%	6.11
Growth Fund — R	1,000.00	1,016.64	1.70%	8.64

Small Cap Fund — Individual Investor	1,000.00	1,018.95	1.24%	6.31
Small Cap Fund — Institutional	1,000.00	1,020.21	0.99%	5.04
Small Cap Fund — R	1,000.00	1,017.69	1.49%	7.58

International Fund — Individual Investor	1,000.00	1,018.15	1.40%	7.12
International Fund — Institutional	1,000.00	1,019.41	1.15%	5.85
International Fund — R	1,000.00	1,016.89	1.65%	8.39

High Yield Bond Fund — Individual Investor	1,000.00	1,020.32	0.97%	4.94
High Yield Bond Fund — Institutional	1,000.00	1,021.58	0.72%	3.67
High Yield Bond Fund — R	1,000.00	1,019.06	1.22%	6.21

Women’s Equity Fund — Individual Investor	1,000.00	1,018.95	1.24%	6.31
Women’s Equity Fund — Institutional	1,000.00	1,020.21	0.99%	5.04

Global Green Fund — Individual Investor	1,000.00	1,018.15	1.40%	7.12
Global Green Fund — Institutional	1,000.00	1,019.41	1.15%	5.85
Global Green Fund — R	1,000.00	1,016.89	1.65%	8.39

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2009 and ending on December 31, 2009).

December 31, 2009
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December 31, 2009
Schedule of Investments

Pax World Balanced Fund
Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 72.0%

COMMON STOCK : 71.7%

Consumer Discretionary: 2.4%
Best Buy Co., Inc. (h)	130,000	$5,129,800
GameStop Corp., Class A (a)(f)(h)	191,747	4,206,929
Lowe’s Cos., Inc.	907,849	21,234,588
Macy’s, Inc. (f)(h)	595,498	9,980,546
Target Corp. (f)	130,000	6,288,100

		46,839,963

Consumer Staples: 4.6%
Corn Products International, Inc. (h)	438,860	12,827,878
CVS Caremark Corp. (f)	415,000	13,367,150
Estee Lauder Cos, Inc., Class A	210,000	10,155,600
General Mills, Inc.	125,000	8,851,250
Natura Cosmeticos SA	50,000	1,042,791
PepsiCo, Inc. (f)	421,000	25,596,800
Procter & Gamble Co., The (f)	275,000	16,673,250

		88,514,719

Energy: 8.7%
Baker Hughes, Inc. (h)	540,410	21,875,797
Cal Dive International, Inc. (a)	812,275	6,140,799
ConocoPhillips	251,500	12,844,105
ENSCO International, Inc., ADR (h)	494,300	19,742,342
Noble Corp.	756,154	30,775,468
Petroleo Brasileiro SA, ADR (h)	229,510	10,943,037
Sasol Ltd., ADR	58,800	2,348,472
Southwestern Energy Co. (a)	328,680	15,842,376
Statoil ASA, ADR (h)	676,825	16,859,711
Suncor Energy, Inc.	423,200	14,943,192
XTO Energy, Inc.	335,903	15,629,543

		167,944,842

Financials: 10.1%
ACE, Ltd. (a)	138,800	6,995,520
American Express Co. (f)	100,000	4,052,000
Banco Bilbao Vizcaya Argentaria SA, ADR (a)(h)	1,020,812	18,415,455
Bank of America Corp.	1,650,000	24,849,000
Bank of New York Mellon Corp., The (f)	401,300	11,224,361
BlackRock, Inc. (h)	80,900	18,784,980
China Life Insurance Co. Ltd., ADR (h)	110,000	8,068,500
Financials, c ontinued
CME Group, Inc. (f)	61,100	20,526,545
Goldman Sachs Group, Inc., The	55,000	9,286,200
Hospitality Properties Trust, REIT	200,000	4,742,000
JPMorgan Chase & Co.	381,725	15,906,481
Mitsubishi UFJ Financial Group, ADR	1,679,900	8,265,108
National Bank of Greece SA (a)	122,222	3,140,113
National Bank of Greece SA, ADR (a)(h)	2,909,825	15,160,188
optionsXpress Holdings, Inc.	245,000	3,785,250
State Street Corp.	190,600	8,298,724
T Rowe Price Group, Inc. (h)	160,000	8,520,000
Willis Group Holdings, Ltd.	325,200	8,578,776

		198,599,201

Health Care: 10.0%
Amgen, Inc. (a)	322,371	18,236,527
Baxter International, Inc.	474,100	27,820,188
Becton Dickinson & Co.	513,530	40,496,976
Gilead Sciences, Inc. (a)(f)	591,000	25,578,480
Johnson & Johnson (f)	400,300	25,783,323
Mylan, Inc. (a)(h)	795,000	14,651,850
Roche Holding AG	40,000	6,840,512
Teva Pharmaceutical Industries, Ltd., ADR (f)	602,581	33,853,001

		193,260,857

Industrials: 7.3%
AGCO Corp (a)(h)	310,000	10,025,400
Cia de Concessoes Rodoviarias	250,000	5,728,030
Cummins, Inc.	412,300	18,908,078
Deere & Co. (h)	648,900	35,099,001
Diana Shipping, Inc. (a)(f)(h)	747,700	10,826,696
ESCO Technologies, Inc. (a)(h)	189,627	6,798,128
Emerson Electric Co.	378,075	16,105,995
Empresas ICA SAB de CV, ADR (a)	930,500	8,700,175
Expeditors International of Washington, Inc.	194,500	6,754,985
Ingersoll-Rand PLC (h)	276,400	9,878,536
Nordson Corp. (h)	202,500	12,388,950

		141,213,974

InformationTechnology: 16.4%
Cisco Systems, Inc. (a)	1,871,748	44,809,647
Citrix Systems, Inc. (a)	527,800	21,961,758
EMC Corp. (a)	2,291,899	40,039,476
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Information Technology, continued
Fiserv, Inc. (a)(h)	555,000	$26,906,400
Google, Inc., Class A (a)(f)	39,260	24,340,415
Hewitt Associates, Inc., Class A (a)(h)	664,130	28,066,134
Hewlett-Packard Co. (f)	85,000	4,378,350
Intel Corp. (f)	810,000	16,524,000
Intuit, Inc. (a)(h)	810,000	24,875,100
Microsoft Corp. (f)	795,770	24,263,027
QUALCOMM, Inc.	742,200	34,334,172
Research in Motion, Ltd. (a)(f)	358,294	24,199,177
Taiwan Semiconductor, ADR	200,999	2,299,429

		316,997,085

Materials: 2.2%
Rio Tinto PLC, ADR	67,800	14,603,442
Syngenta AG, ADR	180,000	10,128,600
United States Steel Corp. (h)	326,570	18,000,538

		42,732,580

Telecommunication Services: 6.2%
America Movil SAB de CV, ADR	610,667	28,689,136
American Tower Corp. (a)(h)	711,867	30,759,773
Portugal Telecom SGPS SA	616,771	7,525,898
Telefonica SA, ADR	215,000	17,956,800
Verizon Communications, Inc. (f)	462,760	15,331,239
Vodafone Group PLC, ADR (h)	848,700	19,596,483

		119,859,329

Utilities: 3.8%
EQT Corp. (h)	625,300	27,463,176
Oneok, Inc. (h)	663,028	29,551,158
Veolia Environnement, ADR	536,695	17,646,532

		74,660,866

Total Common Stocks
(Cost $1,256,340,537)		1,390,623,416

PREFERRED STOCKS: 0.3%

Financials: 0.3%
National Bank of Greece SA, 9.000% (h)	234,686	5,045,749
Bank of America Corp., 10.000% (a)	45,455	678,189

Total Preferred Stocks
(Cost $5,959,094)		5,723,938

Total Stocks
(Cost$1,262,299,631)		1,396,347,354

EXCHANGE TRADED FUNDS: 1.3%
iShares Barclays TIPS Bond Fund	50,100	5,205,390
iShares Silver Trust (a)(h)	550,000	9,113,500
PowerShares DB Agriculture Fund (a)	220,000	5,816,800
SPDR Gold Trust (a)	45,250	4,855,778

Total Exchange Traded Funds
(Cost $24,164,861)		24,991,468

BONDS: 26.1%

CORPORATE BONDS: 11.5%

Consumer Discretionary: 0.7%
Harley-Davidson Funding Corp., 144A, 5.000%, 12/15/10 (g)	$1,000,000	1,012,113
Harley-Davidson Funding Corp., 144A, 5.250%, 12/15/12 (g)	2,000,000	2,045,818
John Deere Capital Corp., 0.770%, 08/19/10	5,000,000	5,013,805
Staples, Inc., 7.375%, 10/01/12	5,000,000	5,507,030

		13,578,766

Consumer Staples: 1.0%
Diageo Capital PLC, 5.750%, 10/23/17	1,250,000	1,347,350
Estee Lauder Co., Inc., 6.000%, 01/15/12	1,599,000	1,710,607
Estee Lauder Co., Inc., 7.750%, 11/01/13	5,000,000	5,813,680
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,425,067
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,551,330
Kraft Foods, Inc., 6.125%, 08/23/18	2,000,000	2,112,240

		19,960,274

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

BONDS, continued

Energy: 1.1%
Baker Hughes, Inc., 7.500%, 11/15/18	$2,230,000	$2,666,369
ConocoPhillips, 5.200%, 05/15/18	2,850,000	2,994,632
Enbridge Energy Partners, LP, 4.750%, 06/01/13	2,000,000	2,046,056
ONEOK Partners LP, 8.625%, 03/01/19 (h)	3,775,000	4,563,156
Petrobras International Finance Co., 7.875%, 03/15/19	2,000,000	2,315,624
Statoil ASA, 5.250%, 04/15/19	3,000,000	3,185,703
Statoil ASA, 144A, 5.125%, 04/30/14 (g)	3,000,000	3,260,241

		21,031,781

Financials: 4.1%
American Express Bank, FSB, 5.500%, 04/16/13	2,000,000	2,133,458
American Express Centurion Bank, 5.550%, 10/17/12	2,000,000	2,140,240
American Express Co., 7.000%, 03/19/18	1,000,000	1,103,011
American Express Travel, 144A, 5.250%, 11/21/11 (g)	2,000,000	2,098,294
American Honda Finance Corp., 3.750%, 03/16/11 (b)(US)	2,000,000	2,928,341
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (g)	3,000,000	3,287,940
Bank of America Corp., 3.125%, 06/15/12 (h)	1,000,000	1,036,807
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,214,036
BB&T Corp., 6.850%, 04/30/19 (h)	2,000,000	2,247,138
Bear Stearns Co. LLC, 6.950%, 08/10/12	2,000,000	2,235,896
Branch Banking & Trust Co./Wilson NC, 0.574%, 09/13/16	2,000,000	1,800,860
Calvert Social Investment Foundation, 2.000%, 11/30/10	1,500,000	1,500,000
Calvert Social Investment Foundation, 2.000%, 12/31/10	1,500,000	1,500,000
Calvert Social Investment Foundation, 3.000%, 11/30/11	1,500,000	1,500,000
Calvert Social Investment Foundation, 3.000%, 12/31/11	1,500,000	1,500,000
CME Group, Inc., 5.750%, 02/15/14	2,000,000	2,189,554
Credit Suisse New York, 5.000%, 05/15/13	2,455,000	2,620,128
Eaton Vance Corp., 6.500%, 10/02/17	4,000,000	4,142,660
Goldman Sachs Group, Inc., The, 5.450%, 11/01/12	2,000,000	2,151,770
Goldman Sachs Group, Inc., The, 5.350%, 01/15/16 (h)	3,350,000	3,483,993
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	2,111,724
JPMorgan Chase & Co., 3.700%, 01/20/15 (h)	2,000,000	2,008,206
Lincoln National Corp., 6.200%, 12/15/11	2,650,000	2,759,048
Merrill Lynch & Co., 6.875%, 04/25/18	2,000,000	2,158,308
Monumental Global Funding, Ltd., 144A, 0.452%, 01/25/13 (g)	2,000,000	1,857,140
Monumental Global Funding, Ltd., 144A, 5.500%, 04/22/13 (g)	2,000,000	2,059,348
National City Corp, 4.000%, 02/01/11	2,000,000	2,047,500
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,126,192
Principal Life Global Funding I, 144A, 6.250%, 02/15/12 (g)	2,000,000	2,101,090
Principal Life Income Funding Trust, 5.300%, 12/14/12	2,000,000	2,122,574
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,007,785
Prudential Financial, Inc., 7.375%, 06/15/19 (h)	2,000,000	2,246,218
Toyota Motor Credit Corp., 4.625%, 02/01/11 (c)(US)	2,000,000	3,328,994
Toyota Motor Credit Corp., 1.320%, 01/18/15	2,000,000	1,988,800
Wilmington Trust Corp., 8.500%, 04/02/18	1,000,000	960,218

		78,697,271

Health Care: 0.8%
Biogen Idec, Inc., 6.875%, 03/01/18 2,500,00	0	2,695,090
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Health Care, continued
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	$2,000,000	$2,113,862
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,617,543
UnitedHealth Group, Inc., 4.875%, 03/15/15 (h)	2,000,000	2,053,106
UnitedHealth Group, Inc., 6.000%, 02/15/18 (h)	2,500,000	2,586,500
WellPoint Health Networks, Inc., 6.375%, 01/15/12	2,991,000	3,223,027

		15,289,128

Indu strials: 0.6%
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,052,696
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,155,284
Pall Corp., 144A, 6.000%, 08/01/12 (g)	2,000,000	2,003,076
Ryder System, Inc., 6.000%, 03/01/13	2,000,000	2,103,988
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	1,991,144
Union Pacific Corp., 5.700%, 08/15/18	2,000,000	2,098,560
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,079,647

		12,484,395

Information Technology: 1.9%
Agilent Technologies, Inc., 5.500%, 09/14/15	3,000,000	3,148,443
Cisco Systems, Inc., 5.500%, 02/22/16	4,400,000	4,837,083
Corning, Inc., 6.200%, 03/15/16	3,000,000	3,187,998
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,380,038
Fiserv, Inc., 6.125%, 11/20/12	6,000,000	6,537,552
Hewlett-Packard Co., 4.500%, 03/01/13	5,000,000	5,304,720
IBM International Group Capital LLC, 5.050%, 10/22/12	2,845,000	3,083,804
International Business Machines Corp. (IBM), 5.700%, 09/14/17(h)	5,000,000	5,475,120
Intuit, Inc., 5.400%, 03/15/12	3,500,000	3,720,346

		37,675,104

Materials: 0.2%
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,598,206

Telecommunication Services: 0.9%
America Movil SAB de CV, 9.000%, 01/15/16 (d)(e)(MX)	52,000,000	4,058,588
American Tower Corp., 144A, 7.250%, 05/15/19 (g)	1,665,000	1,864,800
AT&T, Inc., 4.850%, 02/15/14	2,500,000	2,660,715
Telefonos de Mexico SAB de CV, 8.750%, 01/31/16 (d)(MX)	21,000,000	1,582,127
Verizon Communications, Inc., 5.500%, 04/01/17(h)	2,000,000	2,113,608
Verizon Communications, Inc., 8.750%, 11/01/18	2,000,000	2,502,070
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,191,196

		17,973,104

Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	3,139,560

Total Corporate Bonds
(Cost $209,977,663)		223,427,589

U.S.GOVERNMENT AGENCY BONDS: 5.6%

Federal Farm Credit Bank: 1.4%
1.050%, 12/23/11	3,000,000	2,987,175
3.950%, 03/04/13	3,000,000	3,018,483
5.250%, 01/08/14	4,000,000	4,002,280
5.180%, 10/01/14	3,000,000	3,096,207
5.230%, 10/15/14	4,000,000	4,134,916
2.970%, 12/02/14 (h)	2,000,000	1,978,006
3.850%, 02/11/15	4,000,000	4,149,708
5.500%, 08/22/19	1,900,000	2,032,645
5.500%, 08/17/20	1,500,000	1,500,639

		26,900,059

Federal Home Loan Bank System: 2.7%
4.875%, 11/15/11 (h)	6,000,000	6,412,482
5.375%, 09/07/12	5,000,000	5,161,365
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S.GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
5.000%, 09/14/12	$2,500,000	$2,707,468
4.110%, 09/27/13	4,000,000	4,266,852
5.270%, 01/22/14	1,915,000	1,920,188
5.250%, 03/26/14	5,000,000	5,060,750
5.210%, 10/06/14	3,000,000	3,106,806
2.000%, 12/30/14	4,000,000	3,971,220
4.600%, 01/14/15	4,000,000	4,004,760
1.500%, 01/15/15	2,500,000	2,481,473
4.000%, 01/28/15	4,000,000	4,095,640
3.750%, 09/03/15	2,000,000	2,004,712
5.125%, 12/13/17	3,500,000	3,576,006
5.000%, 03/28/18	4,050,000	4,061,838

		52,831,560

Freddie Mac (Agency): 0.3%
1.375%, 01/09/13 (h)	1,000,000	983,405
4.000%, 10/14/16	2,000,000	1,994,250
4.000%, 12/29/17	2,135,000	2,096,444

		5,074,099

Fannie Mae (Agency): 1.2%
4.750%, 04/19/10	3,000,000	3,038,475
4.550%, 01/04/13	4,000,000	4,000,000
4.000%, 01/28/13 (h)	7,000,000	7,414,225
4.000%, 04/02/13	3,000,000	3,180,588
3.125%, 06/29/15	2,000,000	1,973,524
3.000%, 12/28/16	4,000,000	3,960,196

		23,567,008

Total U.S. Government Agency Bonds
(Cost $106,307,011)		108,372,726

GOVERNMENT BONDS: 0.5%
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,184,676
US Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,186,804
US Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,226,425

Total Government Bonds
(Cost $10,012,097)		10,597,905

MUNICIPAL BONDS: 2.6%
Chicago Illinois, 5.250%, 01/01/17	4,000,000	4,558,000
Chigaco Board of Education, 5.000%, 12/01/24	3,000,000	3,161,940
Florida State Board of Education, 5.250%, 06/01/16	1,180,000	1,357,307
Florida State Board of Education, 5.000%, 06/01/16	3,050,000	3,434,971
Georgia State, 5.000%, 05/01/23	2,000,000	2,274,220
Illinois State Toll Highway Authority, 5.000%, 01/01/23	4,000,000	4,243,800
Illinois State Toll Highway Authority, Series A-1, 5.000%, 01/01/23	2,000,000	2,113,260
Iowa Finance Authority Revolving Fund, 5.000%, 08/01/26	2,000,000	2,211,280
Massachusetts Bay Transportation Authority, 5.250%, 07/01/14	1,185,000	1,362,643
Massachusetts State, 5.000%, 09/01/14	2,000,000	2,292,080
Massachusetts Water Resource Authority, 5.000%, 08/01/23	2,450,000	2,697,132
Massachusetts Water Resource Authority, 5.000%, 08/01/26	2,560,000	2,788,685
Metropolitan Washington DC Airport Authority, 4.625%, 10/01/24	3,000,000	3,118,980
Pennsylvania Convention Center, 4.920%, 09/01/10	2,000,000	2,003,700
Pennsylvania State Turnpike Commission, 6.700%, 06/01/18	4,815,000	4,951,409
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	3,981,982
San Diego County California Pension Obligation, 5.728%, 08/15/17	3,000,000	3,081,240

Total Municipal Bonds
(Cost $48,450,375)		49,632,629

U.S. TREASURY NOTE: 1.6%
2.875%, 06/30/10 (h)	5,000,000	5,066,995
2.375%, 08/31/10 (h)	3,000,000	3,040,665
3.375%, 06/30/13 (h)	1,000,000	1,049,922
1.875%, 07/15/13 (TIPS)(h)	2,353,960	2,482,140
3.125%, 08/31/13 (h)	5,000,000	5,197,270
3.125%, 09/30/13 (h)	3,000,000	3,118,830
2.750%, 10/31/13 (h)	7,000,000	7,171,178
2.000%, 01/15/14 (TIPS)(h)	3,509,760	3,715,958

Total U.S. Treasury Notes
(Cost $29,950,882)		30,842,958

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

MORTGAGE -BACKED SECURITIES: 4.3%

U.S. GOVERNMENT MORTGAGE BACKED: 4.1%

Ginnie Mae (Mort gage Backed) 0.5%
6.000%, 02/15/19	$383,639	$411,022
6.000%, 05/15/21	884,379	945,846
6.000%, 07/15/21	154,732	165,486
6.000%, 02/15/22	2,124,978	2,272,311
6.000%, 08/15/35	1,689,550	1,793,818
6.000%, 05/20/36	876,248	930,228
6.000%, 01/15/38	2,200,814	2,328,038
6.000%, 01/15/38	1,621,660	1,715,403

		10,562,152

Freddie Mac (Mort gage-Backed): 0.7%
4.000%, 04/01/10	733,676	739,682
4.000%, 05/01/14	926,451	950,560
5.000%, 08/01/18	1,925,351	2,029,978
4.000%, 09/01/18	459,390	471,069
4.500%, 09/01/18	743,276	774,253
5.000%, 10/01/18	755,284	796,092
5.500%, 10/01/18	440,808	469,999
5.500%, 10/01/18	329,614	351,442
5.000%, 11/01/18	308,678	325,356
5.000%, 11/01/18	381,361	401,965
5.634%, 05/01/36	577,102	608,768
5.915%, 04/01/37	2,580,862	2,730,003
6.750%, 09/01/37	946,625	1,004,088
6.329%, 10/01/37	1,048,053	1,116,315

		12,769,570

Fannie Mae (Mort gage-Backed): 2.9%
4.000%, 09/01/10	493,978	501,699
5.500%, 11/01/11	48,829	49,068
5.000%, 01/01/14	590,672	611,481
5.000%, 02/01/14	395,327	409,397
5.000%, 04/01/18	1,955,092	2,060,114
4.500%, 07/01/18	2,260,677	2,357,013
3.500%, 09/01/18	1,108,119	1,086,775
3.500%, 10/01/18	112,593	110,424
3.500%, 10/01/18	811,299	795,672
5.000%, 11/01/18	88,798	93,568
5.000%, 11/01/18	341,382	359,720
5.000%, 11/01/18	598,992	631,168
4.000%, 02/01/19	1,998,641	2,055,477
5.000%, 02/01/19	1,423,603	1,498,295
4.500%, 11/01/19	1,344,451	1,398,382
5.000%, 01/01/20	1,213,787	1,277,471
5.000%, 03/01/20	1,006,272	1,057,810
5.000%, 10/01/20	1,986,748	2,088,503
5.000%, 10/01/23	1,219,002	1,266,791
4.500%, 01/01/25	1,177,594	1,201,060
8.000%, 05/01/30	54,980	63,052
6.000%, 09/25/30	3,250,000	3,429,005
6.500%, 06/01/32	357,004	385,843
3.283%, 12/01/33	661,282	683,882
5.243%, 12/01/33	324,056	330,307
6.000%, 02/01/34	1,305,404	1,392,499
2.552%, 05/01/34	2,246,963	2,305,379
4.266%, 01/01/35	2,042,509	2,125,587
3.181%, 03/01/35	1,408,081	1,436,041
4.646%, 06/01/35	1,027,685	1,073,012
5.500%, 10/01/35	3,205,630	3,367,748
6.000%, 04/01/36	93,466	99,293
6.000%, 04/01/36	516,624	548,832
5.371%, 05/01/36	1,998,075	2,100,082
5.534%, 06/01/37	2,293,291	2,415,053
5.000%, 03/01/39	3,405,143	3,498,771
6.000%, 03/01/39	3,244,375	3,439,545
6.000%, 01/25/41	5,493,413	5,763,756

		55,367,575

COMMERCIAL MORTGAGE-BACK ED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	1,915,143
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	1,939,077

		3,854,220

Total Mortgage-Backed Securities
(Cost $79,994,914)		82,553,517

Total Bonds
(Cost $484,692,942)		505,427,324

CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 2.250%, 05/07/10	100,000	100,000
ShoreBank Chicago, 0.900%, 04/09/10	500,000	500,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $600,000)		600,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

MONEY MARKET: 0.1%
Self Help Credit Union Money
Market Account
(Cost $1,003,058)	$1,003,058	$1,003,058

TIME DEPOSIT: 0.9%
State Street Euro Dollar Time Deposit, 0.010%, 01/04/10
(Cost $17,493,000)	17,493,000	17,493,000

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 10.1%
State Street Navigator Securities Lending Prime Portfolio, 0.240%
(Cost $195,219,749)	195,219,749	195,219,749

TOTAL INVESTMENTS: 110.5%
(Cost $1,985,473,241)		2,141,081,953

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -10.1%		(195,219,749)

OTHER ASSETS AND LIABILITIES—
(NET): -0.4%		(7,997,945)

NET ASSETS: 100.0%		$1,937,864,259

(a)	Non income producing security.

(b)	Principal amount is in Euro dollars; value is in U.S. dollars.

(c)	Principal amount is in Great British pounds; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Illiquid security.

(f)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(g)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(h)	Security or partial position of this security was on loan as of December 31, 2009. The total market value of securities on loan as of December 31, 2009 was $189,536,285.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

MX	Mexico

US	United States

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS

CALLS:
GameStop Corp.
expires January 2011
exercise price $35.00	187	$(14,025)
Google, Inc.
expires January 2011
exercise price $770.00	100	(202,000)
Intel Corp.
expires January 2010
exercise price $20.00	1,000	(82,000)
Intel Corp.
expires January 2011
exercise price $25.00	1,000	(75,000)
Macy’s, Inc.
expires February 2010
exercise price $20.00	600	(12,000)
Macy’s, Inc.
expires January 2011
exercise price $30.00	500	(40,000)
Microsoft Corp.
expires January 2010
exercise price $25.00	925	(519,850)
Research in Motion
expires March 2010
exercise price $85.00	1,700	(113,900)
Target Corp.
expires January 2010
exercise price $45.00	100	(42,100)
Verizon Communications, Inc.
expires January 2011
exercise price $35.00	1,000	(166,000)

TOTAL WRITTEN CALL OPTIONS

(Premiums Received $1,162,043)		$(1,266,875)

SEE NOTES TO FINANCIAL STATEMENTS                50

December 31, 2009
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS, continued

PUTS:
American Express Co.
expires January 2011
exercise price $20.00	300	$(23,400)
Bank of New York Mellon Corp., The
expires January 2011
exercise price $20.00	300	(37,500)
CME Group, Inc.
expires January 2010
exercise price $195.00	100	(5,000)
Diana Shipping, Inc.
expires January 2011
exercise price $12.50	500	(92,500)
GameStop Corp.
expires January 2011
exercise price $17.50	200	(36,000)
Gilead Sciences, Inc.
expires January 2010
exercise price $40.00	100	(1,200)
Hewlett-Packard Co.
expires January 2011
exercise price $35.00	300	(34,500)
Intel Corp.
expires January 2010
exercise price $19.00	200	(2,400)
Intel Corp.
expires January 2011
exercise price $15.00	300	(22,500)
Johnson & Johnson
expires January 2011
exercise price $50.00	400	(47,200)
Kraft Foods, Inc.
expires March 2010
exercise price $25.00	300	(7,500)
Macy’s, Inc.
expires February 2010
exercise price $16.00	100	(7,700)
Microsoft Corp.
expires April 2010
exercise price $25.00	300	(7,800)
Microsoft Corp.
expires January 2011
exercise price $17.50	500	(21,000)
PepsiCo, Inc.
expires January 2011
exercise price $45.00	200	(25,000)
Procter & Gamble Co., The
expires January 2011
exercise price $45.00	300	(40,200)
Target Corp.
expires April 2010
exercise price $40.00	300	(17,700)
Target Corp.
expires January 2011
exercise price $22.50	200	(8,200)
United States Natural Gas Fund
expires January 2010
exercise price $11.00	200	(20,600)
Verizon Communications, Inc.
expires January 2011
exercise price $20.00	1,300	(55,900)

TOTAL WRITTEN PUT OPTIONS

(Premiums Received $1,007,066)		$(513,800)

51                SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Growth Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 97.5%

Consumer Discretionary: 10.6%
Amazon.com, Inc. (a)(c)	8,100	$1,089,612
Best Buy Co., Inc.	23,250	917,445
BorgWarner, Inc.	38,000	1,262,360
Darden Restaurants, Inc.	34,250	1,201,148
Lowe’s Cos., Inc.	65,783	1,538,664
Macy’s, Inc. (c)	61,000	1,022,360
Nike, Inc., Class B	21,460	1,417,862
TJX Cos., Inc.	32,792	1,198,548
VF Corp. (c)	8,750	640,850

		10,288,849

Consumer Staples: 7.5%
Chattem, Inc. (a)(d)	8,000	746,400
CVS Caremark Corp.	27,500	885,775
General Mills, Inc.	29,000	2,053,490
PepsiCo, Inc.	25,680	1,561,344
Procter & Gamble Co., The (c)	14,750	894,293
Whole Foods Market, Inc. (a)(d)	41,000	1,125,450

		7,266,752

Energy: 8.1%
Baker Hughes, Inc.	30,000	1,214,400
ConocoPhillips	10,500	536,235
Devon Energy Corp.	16,144	1,186,584
Lufkin Industries, Inc.	12,667	927,224
Noble Corp.	27,500	1,119,250
Petroleo Brasileiro SA, ADR	32,500	1,549,600
Statoil ASA, ADR	53,500	1,332,685

		7,865,978

Financials: 8.0%
ACE, Ltd. (a)	18,400	927,360
Bank of America Corp.	68,000	1,024,080
CB Richard Ellis Group, Inc., Class A (a)	77,000	1,044,890
Credit Suisse Group AG, ADR	15,000	737,400
Digital Realty Trust, Inc., REIT (d)	16,600	834,648
JPMorgan Chase & Co.	29,125	1,213,639
National Bank of Greece SA (a)	10,500	269,765
Northern Trust Corp.	14,250	746,700
Tower Group, Inc.	42,710	999,841

		7,798,323

Health Care: 13.2%
Baxter International, Inc.	24,250	1,422,990
Catalyst Health Solutions, Inc. (a)	27,500	1,002,925
Celgene Corp. (a)	18,250	1,016,160
Express Scripts, Inc. (a)	10,750	929,338
Gen-Probe, Inc. (a)	23,750	1,018,875
Gilead Sciences, Inc. (a)	33,503	1,450,010
Johnson & Johnson	7,250	466,973
King Pharmaceuticals, Inc. (a)	70,000	858,900
St. Jude Medical, Inc. (a)	27,250	1,002,255
Teva Pharmaceutical Industries, Ltd., ADR	31,750	1,783,715
Thermo Fisher Scientific, Inc. (a)	40,212	1,917,710

		12,869,851

Industrials: 11.7%
Cummins, Inc.	20,500	940,130
Expeditors International of Washington, Inc. (d)	44,100	1,531,593
Landstar System, Inc.	19,000	736,630
Pall Corp.	31,125	1,126,725
Quanta Services, Inc. (a)	50,700	1,056,588
Roper Industries, Inc.	21,500	1,125,955
Terex Corp. (a)	57,000	1,129,170
Union Pacific Corp.	22,500	1,437,750
United Parcel Service, Inc., Class B	24,251	1,391,280
UTi Worldwide, Inc.	62,000	887,840

		11,363,661

Information Technology: 30.3% (b)
Adobe Systems, Inc. (a)	34,000	1,250,520
Agilent Technologies, Inc. (a)(d)	32,500	1,009,775
ASML Holding NV	42,500	1,448,825
BMC Software, Inc. (a)	30,250	1,213,025
Brocade Communications Systems, Inc. (a)	135,000	1,030,050
Cisco Systems, Inc. (a)(c)	69,000	1,651,860
Citrix Systems, Inc. (a)	31,000	1,289,910
Cognizant Technology Solutions, Class A (a)	42,000	1,902,600
EMC Corp. (a)	51,000	890,970
Google, Inc., Class A (a)(c)	4,450	2,758,911
HTC Corp.	41,932	480,397
Intel Corp.	61,500	1,254,600
International Business Machines Corp. (c)	19,867	2,600,590
Itron, Inc. (a)	8,500	574,345
Juniper Networks, Inc. (a)	27,500	733,425
Microsoft Corp.	34,751	1,059,558
NetApp, Inc. (a)(c)	46,000	1,581,940
Nuance Communications, Inc. (a)	63,500	986,790
QUALCOMM, Inc.	34,500	1,595,970
Salesforce.com, Inc. (a)	12,500	922,125
Sybase, Inc. (a)	25,500	1,106,700
Texas Instruments, Inc.	53,000	1,381,180
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Growth Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Information Technology, continued
Trimble Navigation, Ltd. (a)	27,625	$696,150

		29,420,216

Materials: 5.8%
Airgas, Inc.	33,543	1,596,647
Nucor Corp.	21,000	979,650
Rio Tinto PLC, ADR	4,000	861,560
Syngenta AG, ADR	22,400	1,260,448
Wacker Chemie AG	5,370	934,090

		5,632,395

Telecommunication Services:1.4%
Vodafone Group PLC, ADR	59,838	1,381,658

Utilities: 0.9%
American Water Works Co., Inc.	38,904	871,838

TOTAL COMMON STOCKS
(Cost $83,498,105)		94,759,521

TIME DEPOSIT: 2.4%
State Street Euro Dollar Time Deposit, 0.010%, 01/04/10	$2,370,000	2,370,000
(Cost $2,370,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.7%
State Street Navigator Securities Lending Prime Portfolio, 0.240%	2,575,789	2,575,789

(Cost $2,575,789)

TOTAL INVESTMENTS: 102.6%
(Cost $88,443,894)		99,705,310

PAYABLE UPON RETURN OF SECURITIES LOANED —
(NET): -2.7%		(2,575,789)

OTHER ASSETS AND LIABILITIES —
(NET): 0.1%		36,091

NET ASSETS: 100.0%		$97,165,612

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversificaiton requirements.

(c)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(d)	Security or partial position of this security was on loan as of December 31, 2009. The total market value of security on loan as of December 31, 2009 was $2,786,306.

ADR	American Depository Receipt

REIT	Real Estate investment Trust

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS

CALLS:
Amazon.com, Inc.	8	$(5,592)
expires January 2011
exercise price $200.00
Google, Inc.	3	(7,050)
expires January 2011
exercise price $750.00
Macy’s, Inc.	50	(1,000)
expires February 2010
exercise price $20.00
NetApp, Inc.	75	(38,100)
expires January 2011
exercise price $35.00

TOTAL WRITTEN CALL OPTIONS

(Premiums Received $35,792)		$(51,742)

PUTS:
Johnson & Johnson	30	$(3,540)
expires January 2011
exercise price $50.00
Procter & Gamble Co.	30	(4,020)
expires January 2011
exercise price $45.00
Target Corp.	45	(4,455)
expires January 2011
exercise price $30.00
United States Natural Gas Fund	20	(3,680)
expires January 2011
exercise price $10.00
VF Corp.	25	(4,250)
expires May 2010
exercise price $60.00

TOTAL WRITTEN PUTS OPTIONS

(Premiums Received $30,810)		$(19,945)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Small Cap Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 88.7%

Consumer Discretionary: 7.9%
GameStop Corp., Class A (a)	5,500	$120,670
Nobel Learning Communities, Inc. (a)	8,207	62,291
PetMed Express, Inc.	500	8,815
Quiksilver, Inc. (a)	35,000	70,700

		262,476

Consumer Staples: 6.1%
Alberto-Culver Co.	900	26,361
Cal-Maine Foods, Inc.	1,000	34,080
Hansen Natural Corp. (a)	1,000	38,400
Susser Holdings Corp. (a)	11,935	102,522

		201,363

Energy: 1.8%
Helix Energy Solutions Group, Inc. (a)	5,000	58,750

Financials: 26.4% (b)
American Physicians Capital, Inc.	2,233	67,704
American Physicians Service Group, Inc.	2,700	62,289
Amtrust Financial Services, Inc.	8,000	94,560
Capital Southwest Corp.	1,100	86,680
Danvers Bancorp, Inc.	2,200	28,578
Hercules Technology Growth Capital, Inc.	6,000	62,340
Janus Capital Group, Inc.	7,000	94,150
Knight Capital Group, Inc. (a)	2,000	30,800
National Financial Partners Corp. (a)	5,000	40,450
optionsXpress Holdings, Inc.	6,000	92,700
Penson Worldwide, Inc. (a)	9,952	90,165
Tower Group, Inc.	3,778	88,443
United Financial Bancorp, Inc.	2,000	26,220
Waddell & Reed Financial, Inc.	100	3,054
Westwood Holdings Group, Inc.	100	3,634

		871,767

Health Care: 23.6%
Align Technology, Inc. (a)	5,000	89,100
Gen-Probe, Inc. (a)	2,300	98,670
Home Diagnostics, Inc. (a)	21,692	132,321
Integra LifeSciences Holdings Corp. (a)	2,000	73,560
King Pharmaceuticals, Inc. (a)	7,000	85,890
Natus Medical, Inc. (a)	8,361	123,659
Rigel Pharmaceuticals, Inc. (a)	5,000	47,550
Techne Corp.	400	27,424
Transcend Services, Inc. (a)	4,861	103,831

		782,005

Industrials: 4.2%
Diana Shipping, Inc. (a)	4,100	$59,368
WESCO International, Inc. (a)	3,000	81,030

		140,398

Information Technology: 15.4%
Airvana, Inc. (a)	4,193	31,867
Brocade Communications Systems, Inc. (a)	10,000	76,300
Cogent, Inc. (a)	12,000	124,680
Internet Capital Group, Inc. (a)	15,529	103,268
Netgear, Inc. (a)	4,000	86,760
Nuance Communications, Inc. (a)	5,500	85,470

		508,345

Telecommunication Services: 1.1%
TLeap Wireless International, Inc. (a)	2,000	35,100

Utilities: 2.2%
UGI Corp.	3,000	72,570

Total Common Stocks
(Cost $2,857,150)		2,932,774

EXCHANGE TRADED FUNDS: 4.5%
ProShares UltraShort lehman 20+ Yr Treasury (a)	3,00	150,000

Total Exchange Traded Funds
(Cost $131,735)		150,000

TIME DEPOSIT: 3.7%
State Street Euro Dollar Time Deposit, 0.010%, 01/04/10	$122,00	122,000

(Cost $122,000)

TOTAL INVESTMENTS: 96.9%
(Cost $3,110,885)		3,204,774

OTHER ASSETS AND LIABILITIES—
(Net): 3.1%		101,454

NET ASSETS: 100.0%		$3,306,228

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued

Pax World International Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 92.9%

COMMON STOCKS: 92.3%

Australia: 5.2%
CSL, Ltd.	7,902	$229,786
National Australia Bank, Ltd.	10,620	259,172
Sims Metal Management, Ltd.	6,294	123,322

		612,280

Austria: 1.4%
OMV AG	3,705	162,561

Belguim: 1.7%
Anheuser-Busch InBev NV (a)	3,869	200,287

Brazil: 2.1%
Cia de Concessoes Rodoviarias	3,300	75,610
Companhia Siderurgica Nacional SA, ADR	2,810	89,723
Natura Cosmeticos SA	4,000	83,423

		248,756

China: 0.6%
Suntech Power Holdings Co., Ltd., ADR (a)	3,936	65,456

Finland: 1.8%
Fortum Oyj	7,861	213,265

France: 7.2%
CGG-Veritas, ADR (a)	4,839	102,829
L’Oreal SA	1,463	163,396
Neopost SA	1,810	149,389
Veolia Environnement, ADR	7,837	257,681
Vinci SA	3,060	172,189

		845,484

Germany: 7.0%
Fresenius Medical
Care AG & Co.,ADR	4,899	259,696
Linde AG	984	118,555
Metro AG	2,419	147,735
MunichRe	1,450	225,852
Wacker Chemie AG	409	71,144

		822,982

Great Britain: 13.4%
BG Group PLC	12,610	227,690
Game Group PLC	89,085	152,078
HSBC Holdings PLC, ADR	2,948	168,301
ICAP PLC	25,430	175,392
Pennon Group PLC	12,760	110,479
Rio Tinto PLC, ADR	692	149,050
Sage Group PLC, The	39,200	138,817
Spectris PLC	6,800	80,882
Standard Chartered PLC	5,209	131,506
Vodafone Group PLC, ADR	10,946	252,743

		1,586,938

Greece: 2.1%
Diana Shipping, Inc.	5,814	84,187
National Bank of Greece SA	6,211	159,572

		243,759

Hong Kong: 1.0%
Sun Hung Kai Properties, Ltd.	8,000	118,953

Ireland: 0.5%
Kingspan Group PLC	6,877	58,233

Israel: 2.5%
Teva Pharmaceutical industries,
Ltd., ADR	5,230	293,821

Japan: 19.4%
Canon, Inc., ADR	3,060	129,499
Central Japan Railway Co.	39	261,038
Daiseki Co., Ltd.	5,600	112,939
Eisai Co., Ltd.	6,400	235,304
Honda Motor Co, Ltd., ADR	6,469	219,299
Horiba, Ltd.	2,700	64,871
Kao Corp.	9,700	227,336
Komatsu, Ltd.	6,200	129,792
Kurita Water Industries, Ltd.	2,700	84,827
Mizuho Financial Group, Inc.	130,100	233,959
Nippon Building Fund, Inc., REIT	38	288,805
Nippon Electric Glass Co., Ltd.	6,000	82,583
Tokuyama Corp.	20,000	111,830
Yamatake Corp.	4,800	106,697

		2,288,779

Luxembourg: 0.7%
Tenaris SA	1,830	78,050

Mexico: 1.9%
America Movil SAB de CV, ADR	2,757	129,524
Empresas ICA SAB de CV, ADR (a)	10,400	97,240

		226,764

55	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued

Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Netherlands: 3.6%
Koninklijke (Royal) KPN NV	15,347	$260,860
Reed Elsevier NV, ADR	6,628	161,723

		422,583

Norway: 2.7%
StatoilHydro ASA, ADR	12,687	316,033

Portugal: 1.2%
Port ugal Telecom SGPS SA, ADR	11,930	144,830

Singapore: 1.7%
Hyflux, Ltd.	35,000	87,788
Raffles Education Corp., Ltd.	381,000	109,127

		196,915

Spain: 2.1%
Banco Bilbao Vizcaya Argentaria SA, ADR (a)	5,796	104,560
Gamesa Corporacion Tecnologica SA 8,967		151,070

		255,630

Sweden: 2.1%
Hennes & Mauritz AB	4,677	259,278

Switzerland: 5.9%
Credit Suisse Group, ADR	2,898	142,466
Roche Holding AG	2,245	383,924
Syngenta AG, ADR	3,154	177,476

		703,866

Taiwan: 0.9%
Taiwan Semiconductor, ADR	9,896	113,222

Turkey: 3.6%
Turkcell Iletisim Hizmet AS, ADR	10,915	190,903
Turkiye Halk Bankasi AS	30,323	242,719

		433,622

Total Common Stocks
(Cost $10,234,849)		10,912,347

PREFERRED STOCKS: 0.6%
Greece: 0.6%
National Bank of Greece SA, ADR, 9.000% (a)	3,100	66,650

Total Preferred Stocks
(Cost $68,274)		66,650

Total Stocks
(Cost $10,303,123)		10,978,997

EXCHANGE TRADED FUNDS: 8.3%
CurrencyShares Japanese Yen Trust	2,802	298,721
PowerShares DB Commodity Index
Tracking Fund (a)	7,899	194,473
SPDR Gold Trust (a)	2,116	227,068
WisdomTree Dreyfus China
Yuan Fund	10,310	259,910

Total Exchange Traded Funds
(Cost $956,826)		980,172

TIME DEPOSIT: 4.1%
State Street Euro Dollar Time Deposit, 0.010%, 01/04/10	$479,000	479,000

(Cost $479,000)

TOTAL INVESTMENTS: 105.3%
(Cost $11,738,949)		12,438,169
OTHER ASSETS AND LIABILITIES—
(Net): 5.3%		(622,825)

NET ASSETS: 100.0%		$11,815,344

(a)	Non-income producing security.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust
SUMMARY OF INVESTMENTS BY SECTOR

		Percent
Sector	Value	of Net Assets

Consumer Discretionary	$901,505	7.6%
Consumer Staples	822,177	7.0%
Energy	887,163	7.5%
Financials	2,251,257	19.0%
Health Care	1,402,531	11.9%
Industrials	1,292,581	10.9%
Information Technology	865,960	7.3%
Materials	841,100	7.1%
Telecommunications Services	978,860	8.3%
Utilities	669,213	5.7%
Preferred Stock	66,650	0.6%
Exchange Traded Funds	980,172	8.3%
Time Deposit	479,000	4.1%
Other assets and liabilities — (Net)	(622,825)	-5.3%

Total	$11,815,344	100.0%

56	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued

Pax World High Yield Bond Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

PREFERRED STOCKS: 1.7%

Preferred Banking: 1.3%
National Bank of Greece SA, 9.000% (f)	228,329	$4,909,074

Real Estate: 0.4%
Health Care REIT, Inc., 7.625% (f)	67,700	1,685,730

Total Preferred Stocks
(Cost $6,873,217)		6,594,804

CORPORATE BONDS: 90.9%

Basic Industry: 1.8%
Interline Brands, Inc., 8.125%, 06/15/14 (f)	$941,000	950,410
PE Paper Escrow GmbH, 144A, 12.000%, 08/01/14 (a)(f)	2,500,000	2,767,398
Sappi Papier Holding AG, 144A, 6.750%, 06/15/12 (a)	3,500,000	3,354,929

		7,072,737

Brokerage: 1.6%
LaBranche & Co., Inc., 11.000%, 05.15/12	6,500,000	6,280,625

Capital Goods: 1.7%
Altra Holdings, Inc., 144A, 8.125%, 12/01/16 (a)(f)	500,000	515,625
Solo Cup Co., 8.500%, 02/15/14 (f)	5,999,000	5,894,018
Solo Cup Co., 144A, 10.500%, 11/01/13 (a)(f)	250,000	267,500

		6,677,143

Consumer Cyclical: 13.6%
Brown Shoe Co., Inc., 8.750%, 05/01/12	6,000,000	6,142,500
Human Touch LLC, 144A, 15.000%, 03/30/14 (a)(b)(e)	277,989	69,497
Leslie’s Poolmart, Inc., 7.750%, 02/01/13	5,300,000	5,353,000
Levi Strauss & Co., 9.750%, 01/15/15 (f)	5,200,000	5,486,000
Perry Ellis International, Inc., 8.875%, 09/15/13	7,000,000	7,000,000
Quiksilver, Inc., 6.875%, 04/15/15 (f)	8,650,000	7,136,250
Sally Holdings LLC/Capital, Inc., 10.500%, 11/15/16 (f)	6,000,000	6,480,000
Stater Brothers Holdings, 7.750%, 04/15/15 (f)	5,500,000	5,610,000
Susser Holdings & Finance Corp., 10.625%, 12/15/13	4,000,000	4,190,000
Vitamin Shoppe Industries, Inc., 7.773%, 11/15/12	3,202,000	3,222,013
Wallace Theater Holdings, Inc., 144A, 12.500%, 06/15/13 (a)	2,500,000	2,550,000

		53,239,260

Consumer Non-Cyclical: 7.6%
Chiquita Brands International, Inc., 8.875%, 12/01/15 (f)	7,000,000	7,175,000
Da-Lite Screen Co., Inc., 9.500%, 05/15/11 (b)	6,000,000	5,977,500
Dean Holding Co., 6.900%, 10/15/17 (f)	1,000,000	957,500
Dole Food Company, Inc., 144A, 13.875%, 03/15/14 (a)(f)	5,038,000	6,083,385
Easton-Bell Sports, Inc., 144A, 9.750%, 12/01/16 (a)	2,750,000	2,863,438
Foodcorp, Ltd., 144A, 8.875%, 06/15/12 (a)(c)(SA)	3,889,000	5,379,948
Rathgibson, Inc., 11.250%, 02/15/14 (b)(g)	1,745,000	569,306
WII Components, Inc., 10.000%, 02/15/12 (b)	1,175,000	710,875

		29,716,952

Energy: 9.4%
Allis-Chalmers Energy, Inc., 9.000%, 01/15/14 (f)	5,000,000	4,800,000
Atlas Energy Operating Co., 12.125%, 08/01/17	5,000,000	5,700,000
Compagnie Generale de Geophysique SA, 7.500%, 05/15/15 (f)	3,980,000	3,970,050
Forest Oil Corp., 7.250%, 06/15/19 (f)	1,750,000	1,736,875
Forest Oil Corp., 144A , 8.500%, 02/15/14 (a)	3,500,000	3,675,000

57	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Energy, continued
Helix Energy Solutions Group, Inc., 144A, 9.500%, 01/15/16 (a)	$6,000,000	$6,180,000
Penn Virginia Corp , 10.375%, 06/15/16 (f)	4,000,000	4,380,000
PHI, Inc., 7.125%, 04/15/13 (f)	6,650,000	6,458,813

		36,900,738

Health Care: 12.8%
Alliance HealthCare Services, 144A, 8.000%, 12/01/16 (a)	6,000,000	5,880,000
Axcan Intermediate Holdings, Inc., 12.750%, 03/01/16 (f)	6,000,000	6,735,000
Biomet, Inc., 10.000%, 10/15/17 (f)	1,500,000	1,636,875
Biomet, Inc., 11.625%, 10/15/17 (f)	5,000,000	5,550,000
Community Health Systems, Inc., 8.875%, 07/15/15	4,500,000	4,668,750
Hanger Orthopedic Group, Inc., 10.250%, 06/01/14	4,510,000	4,803,150
HCA, Inc., 9.250%, 11/15/16 (f)	6,000,000	6,457,500
HCA, Inc., 144A, 9.875%, 02/15/17 (a)	250,000	277,500
Health Management Association, Inc., 6.125%, 04/15/16	4,000,000	3,770,000
StoneMor/Cornerstone/Osiris, 144A, 10.250%, 12/01/17 (a)	2,000,000	2,045,000
Universal Hospital Services, Inc., 3.859%, 06/01/15	2,500,000	2,118,750
US Oncology, Inc., 10.750%, 08/15/14	5,560,000	5,865,800

		49,808,325

Media: 9.4%
Gannett Co., Inc., 144A, 8.750%, 11/15/14 (a)(f)	4,500,000	4,680,000
Kabel Deutschland GmbH, 10.625%, 07/01/14	3,000,000	3,150,000
MDC Partners, Inc., 144A, 11.000%, 11/01/16 (a)	6,250,000	6,531,250
Nielsen Finance LLC, 11.500%, 05/01/16 (f)	5,500,000	6,173,750
Valassis Communications, Inc., 8.250%, 03/01/15 (f)	6,750,000	6,766,875
Virgin Media Finance PLC, 8.750%, 04/15/14 (c)(GB)	735,602	1,101,976
Media, continued
Virgin Media Finance PLC, 9.500%, 08/15/16 (f)	1,000,000	1,078,750
Virgin Media Finance PLC, 8.375%, 10/15/19 (f)	500,000	516,875
WMG Acquisition Corp., 144A, 9.500%, 06/15/16 (a)	6,410,000	6,898,762

		36,898,238

Real Estate: 0.5%
Agile Property Holdings, Ltd., 144A, 9.000%, 09/22/13 (a)(f)	2,000,000	2,050,000

Services: 15.2%
Cardtronics, Inc., 9.250%, 08/15/13 (f)	985,000	1,018,244
Cardtronics, Inc., Series B, 9.250%, 08/15/13	5,255,000	5,432,356
Corporacion GEO SAB de CV, 144A, 8.875%, 09/25/14 (a)(f)	500,000	518,750
Desarrolladora Homex SAB de CV, 7.500%, 09/28/15 (f)	5,000,000	4,775,000
FTI Consulting, Inc., 7.750%, 10/01/16 (f)	3,110,000	3,164,425
Knowledge Learning Corp., Inc., 144A, 7.750%, 02/01/15 (a)	4,750,000	4,583,750
Mobile Mini, Inc., 9.750%, 08/01/14 (f)	7,000,000	7,315,000
Navios Maritime Holdings, 9.500%, 12/15/14 (f)	7,000,000	7,000,000
Navios Maritime Holdings/Finance, 144A, 8.875%, 11/01/17 (a)	500,000	521,875
Ship Finance International, Ltd., 8.500%, 12/15/13	7,000,000	6,641,250
Stream Global Services, Inc., 144A, 11.250%, 10/01/14 (a)	6,500,000	6,605,624
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14	4,710,000	4,362,637
United Maritime LLC/ Corp., 144A, 11.750%, 06/15/15 (a)	2,500,000	2,518,750
Urbi Desarrollos Urbanos SA, 144A, 8.500%, 04/19/16 (a)(f)	4,500,000	4,365,000

		58,822,661

Telecommunications: 16.7%
Alestra SA, 144A, 11.750%, 08/11/14 (a)(f)	1,700,000	1,908,250
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Telecommunications, continued
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	$25,000,000	$1,951,244
Axtel SAB de CV, 144A, 9.000%, 09/22/19 (a)	500,000	515,000
Digicel Group Ltd., 144A, 12.000%, 04/01/14 (a)	6,000,000	6,690,000
Dycom Investments, Inc., 8.125%, 10/15/15 (b)	4,056,000	3,751,800
Global Crossing, Ltd.,144A, 12.000%, 09/15/15 (a)(f)	6,250,000	6,890,625
Maxcom Telecomunicacione SA, 11.000%, 12/15/14	4,500,000	4,443,750
MetroPCS Wireless, Inc., 9.250%, 11/01/14 (f)	5,000,000	5,087,500
NII Capital Corp., 144A, 10.000%, 08/15/16 (a)	4,000,000	4,210,000
NII Capital Corp., 144A, 8.875%, 12/15/19 (a)	6,000,000	5,872,500
Nordic Telephone Co. Holdings ApS, 144A, 8.875%, 05/01/16 (a)	5,050,000	5,365,625
Qwest Communications International, Inc., 7.500%, 02/15/14	3,000,000	3,026,250
Qwest Communications
International, Inc., 144A, 8.000%, 10/01/15 (a)(f)	4,000,000	4,130,000
Wind Acquisition Finance SA, 144A, 12.000%, 12/01/15 (a)	2,350,000	2,526,250
Wind Acquistion Finance SA, 144A, 11.750%, 07/15/17 (a)(c)(LU)	4,000,000	6,264,612
Windstream Corp., 7.000%, 03/15/19 (f)	100,000	94,000
Windstream Corp., 144A, 7.875%, 11/01/17 (a)	2,500,000	2,481,250

		65,208,656

Utilities : 0.6%
FPL Energy National Wind Portfolio,144A, 6.125%, 03/25/19 (a)(b)	672,450	638,823
Intergen NV, 144A, 9.000%, 06/30/17 (a)	1,000,000	1,047,500
Ormat Funding Corp., 8.250%, 12/30/20 (b)	666,377	604,737

		2,291,060

Total Corporate Bonds
(Cost $332,205,677)		354,966,395

Warrants: 0.0%
Interactive Health, 0.000%, 04/01/11 (b)(e)(g)	2,495	$0

(Cost$0)

CERTIFICATES OF DEPOSIT: 0.2%
Self Help Credit Union, 3.100%, 01/04/10	$100,000	100,000
ShoreBank Chicago, 1.850%, 08/03/10	100,000	100,000
ShoreBank Cleveland, 1.900%, 07/01/10	100,564	100,564
ShoreBank Pacific, 1.810%, 07/21/10	200,000	200,000
ShoreBank Pacific, 4.470%, 05/10/12	100,000	100,000
ShoreBank, CDARS 2.000%, 06/23/10	200,000	200,000
ShoreBank, CDARS, 0.750%, 11/26/10	100,000	100,000

Total Certificates of Deposit
(Cost $900,564)		900,564

TIME DEPOSIT: 5.4%
State Street Euro Dollar Time Deposit, 0.010%, 01/04/10	20,950,000	20,950,000

(Cost $20,950,000)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING
State Street Navigator Securities Lending Prime Portfolio, 0.240%	61,303,237	61,303,237

(Cost $61,303,237)

TOTAL INVESTMENTS: 113.9%		444,715,000

(Cost $422,232,695)

PAYABLE UPON RETURN OF SECURITIES LOANED -
(NET): -15.7%		(61,303,237)

OTHER ASSETS AND LIABILITIES -
(NET): 1.8%		7,215,956

NET ASSETS: 100.0%		$390,627,719

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(b)	Illiquid security.
(c)	Principal amount is in Euro dollars; value is in U.S. dollars.
(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.
(e)	Fair Valued security
(f)	Security or partial position of this security was on loan as of December 31, 2009. The total market value of securities on loan as of December 31, 2009 was $60,025,535.
(g)	Non-income producing security
CDARS	Certificates of Deposit Account Registry Service
GB	Great Britain
MX	Mexico
LU	Luxembourg
REIT	Real Estate Investment Trust
SA	South Africa
Pax World Women’s Equity Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 94.4%

COMMON STOCKS: 94.2%

Consumer Discretionary: 8.8%
GameStop Corp., Class A (a)(b)(c)	22,800	$500,232
Hennes & Mauritz AB	6,500	360,339
Lowe’s Cos., Inc. (c)	21,000	491,190
Macy’s, Inc. (b)(c)	12,000	201,120
Raffles Education Corp., Ltd.	822,617	235,615
Saks, Inc. (a)(c)	90,000	590,400
Target Corp. (c)	9,000	435,330

		2,814,226

Consumer Staples: 3.89%
Chattem, Inc. (a)(c)	2,000	186,600
Costco Wholesale Corp.	4,200	248,514
PepsiCo, Inc. (b)	5,000	304,000
Procter & Gamble Co., The (b)	7,800	472,914

		1,212,028

Energy: 11.3%
Baker Hughes, Inc. (c)	5,600	226,688
BG Group PLC	36,000	650,027
ConocoPhillips (b)(c)	16,000	817,120
Devon Energy Corp.	4,800	352,800
Lufkin Industries, Inc. (c)	1,900	139,080
OMV AG	5,000	219,381
Penn Virginia Corp. (c)	10,500	223,545
Petroleo Brasileiro SA, ADR (c)	4,500	214,560
Statoil ASA, ADR (c)	31,500	784,665

		3,627,866

Financials: 17.4%
ACE, Ltd. (a)	5,700	287,280
Bank of America Corp.	33,000	496,980
Bank of New York Mellon Corp., The (c)	22,500	629,325
BlackRock, Inc. (c)	4,550	1,056,510
Citigroup, Inc. (b)(c)	109,000	360,790
CME Group, Inc.	2,000	671,900
Goldman Sachs Group, Inc., The	3,000	506,520
JPMorgan Chase & Co. (b)	15,250	635,468
PNC Financial Services Group, Group, Inc. (c)	3,000	158,370
State Street Corp.	7,600	330,904
T Rowe Price Group, Inc. (c)	8,350	444,638

		5,578,685

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Women’ s Equity Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Health Care: 11.1%
Amgen, Inc. (a)	4,500	$254,565
Gilead Sciences, Inc. (a)	11,200	484,736
Johnson & Johnson (b)	10,800	695,628
Mylan, Inc. (a)(c)	20,000	368,600
Pfizer, Inc.	24,000	436,560
Roche Holding AG	2,235	382,214
St. Jude Medical, Inc. (a)(c)	8,600	316,308
Teva Pharmaceutical Industries, Ltd., ADR (b)	10,880	611,238

		3,549,849

Industrials: 14.9%
A123 Systems, Inc. (a)	20,700	464,508
AGCO Corp (a)(c)	17,000	549,780
Cia de Concessoes Rodoviarias	12,500	286,401
Cummins, Inc. (c)	5,000	229,300
Emerson Electric Co. (c)	17,050	726,330
Empresas ICA SAB de CV, ADR (a)	38,000	355,300
Expeditors International of Washington, Inc. (c)	18,000	625,140
FTI Consulting, Inc. (a)(b)	5,000	235,800
Gamesa Corp. Tecnologica SA	20,000	336,946
Komatsu, Ltd.	17,100	357,974
Verisk Analytics, Inc. (a)(c)	20,000	605,600

		4,773,079

InformationTechnology: 17.5%
Adobe Systems, Inc. (a)(c)	12,000	441,360
Agilent Technologies, Inc. (a)(c)	12,000	372,840
Brocade Communications Systems, Inc. (a)(c)	62,000	473,060
Cisco Systems, Inc. (a)(c)	17,000	406,980
EMC Corp. (a)(b)(c)	44,500	777,415
Fiserv, Inc. (a)(c)	5,500	266,640
Google, Inc., Class A (a)(b)	1,200	743,976
Hewlett-Packard Co.	6,300	324,513
Internet Capital Group, Inc. (a)(c)	72,600	482,790
Microsoft Corp. (b)	16,000	487,840
Nuance Communications, Inc. (a)(c)	33,000	512,820
Research in Motion, Ltd. (a)	4,650	314,061

		5,604,295

Materials: 4.6%
Nucor Corp. (c)	9,000	419,850
Rio Tinto PLC, ADR	1,300	280,007
Sims Metal Management, Ltd.	15,000	293,903
Syngenta AG, ADR	8,571	482,290

		1,476,050

Telecommunication Services: 2.4%
Leap Wireless International, Inc. (a)(c)	44,500	780,975

Utilities : 2.4%
Veolia Environnement, ADR	23,000	762,816

Total Common Stocks
(Cost $28,289,673)		30,179,869

PREFERRED STOCKS: 0.2%

Financials: 0.2%
Bank of America Corp., 10.000% (a)	4,545	67,811

Total Preferred Stocks
(Cost $68,175)		67,811

TOTAL STOCKS
(Cost $28,357,848)		30,247,680

EXCHANGE TRADED FUNDS: 2.1%
SPDR Gold Trust (a)(c)	6,300	676,053

Total Exchange Traded Funds
(Cost $575,920)		676,053

CORPORATE BONDS: 3.2%
Financials: 3.2%
Blue Orchard Microfinance, 4.936%, 07/31/11	$500,000	525,000
Calvert Social Investment Foundation, 3.000%, 03/31/11	500,000	500,000

Total Corporate Bonds
(Cost $1,000,000)		1,025,000

PURCHASED OPTIONS — CALLS: 0.0%
Citigroup, Inc. expires June 2010 exercise price $10.00	175	175

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Women’s Equity Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

TOTAL PURCHASED OPTIONS — CALLS:
(Premiums Paid $18,900)		$175

TIME DEPOSIT: 1.6%
State Street Euro DollarTime Deposft,
O.O1O, 01/04/10 507,000		507,000

(Cost S507,000)

SECURiTIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 28.8%
State Street Navigator Securities Lending
Portfolio, 0.240Y) 9,218,562		9,218,562

(Cost $9,218,562)

TOTAL INVESTMENTS: 130.1%		41,674,470
(Cost $39,678,230)

PAYABLE UPON RETURN OF SECURITIES LOANED
(NET): 28.8Y		(9,218,562)

OTHER ASSETS AND LIABILITIES —
(NET): 1.3Y		(401,016)

NET ASSETS: 100.0%		$32.054.892

(a)	Non-income producing security.
(b)	Security or partial position of this security has been segregated by the custodian to cover options contracts.
(c)	Security or partial position of this security was on loan as of December 31, 2009. The total market value of securities on loan as of December 31, 2009 was $8,885,777.
ADR	American Depository Receipt
SCHEDULE OF WRITTEN OPTIONS

Title of Issuer	Contracts	Value

CALLS:
Google, Inc. expires January 2011 exercise price, $800.00	6	$(8,940)
Google, Inc. expires January 2011 exercise price, $600.00	6	(49,914)
Macy’s, Inc. expires January 2011 exercise price, $30.00	50	$(4,000)

TOTA LWRITTEN CALL OPTIONS

(Premiums Received $22,594)		$(62,854)

PUTS:
CardioNet, Inc. expires February 2010 exercise price $7.50	50	$(9,750)
FTI Consulting, Inc. expires January 2011 exercise price $30.00	50	(6,250)
GameStop Corp. expires January 2011 exercise price $15.00	50	(5,500)
Google, Inc. expires January 2011 exercise price $430.00	6	(7,740)
Johnson & Johnson expires January 2011 exercise price $50.00	50	(5,900)
JPMorgan Chase & Co. expires January 2011 exercise price $20.00	50	(3,000)
Microsoft Corp. expires January 2011 exercise price $17.50	75	(3,150)
PepsiCo, Inc. expires January 2011 exercise price $40.00	50	(3,250)
Procter & Gamble Co., The expires January 2011 exercise price $40.00	29	(2,030)
Target Corp. expires January 2011 exercise price $22.50	60	(2,460)
Verizon Communications, Inc. expires January 2012 exercise price $20.00	75	(6,825)

TOTA LWRITTEN PUTS

(Premiums Received $171,243)		$(55,855)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Global Green Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 94.8%

Auto Components: 5.3%
BorgWarner, Inc.	8,500	$282,370
Denso Corp.	11,700	353,540
Johnson Controls, Inc.	12,400	337,776

		973,686

Building Produc ts: 1.5%
Wavin NV	113,600	282,514

Chemicals: 6.3%
Linde AG	3,600	433,736
Nalco Holding Co.	10,500	267,855
Xinyi Glass Holdings Co., Ltd.	518,300	468,449

		1,170,040

Commercial Services & Supplies: 9.8%
China Everbright International, Ltd.	693,200	354,692
Daiseki Co., Ltd.	24,700	498,143
Shanks Group PLC	253,333	544,525
Stericycle, Inc. (a)	7,650	422,051

		1,819,411

Construction & Engineering: 1.2%
Kingspan Group PLC (a)	26,787	226,825

Distributors : 2.5%
LKQ Corp. (a)	23,700	464,283

Electrical Utilities : 5.2%
China Longyuan Power Group (a)	83,000	107,478
Covanta Holding Corp. (a)	30,000	542,700
Ormat Technologies Inc	8,100	306,504

		956,682

Electrical Equipment: 17.8%
BaldorElectric Co.	19,600	550,564
Chloride Group PLC	111,900	323,496
Emerson Electric Co.	12,700	541,020
Gamesa Corp. Tecnologica SA	30,950	521,424
Roper Industries, Inc.	8,500	445,145
SunPower Corp., Class B (a)	16,800	351,960
Vestas Wind Systems A/S (a)	9,341	568,706

		3,302,315

Electronic Equipment & Instruments: 1.9%
Delta Electronics, Inc.	110,304	346,989

Electronic Equipment Instruments & Components: 9.2%
Horiba, Ltd.	14,800	$355,592
Itron, Inc. (a)	6,785	458,462
Shimadzu Corp.	66,000	439,599
Yamatake Corp.	20,000	444,569

		1,698,222

Household Produc ts: 2.5%
Campbell Brothers, Ltd.	17,080	460,389

Independent Power Producers & Energy Traders: 2.7%
EDP Renovaveis SA (a)	52,300	495,881

Industrial Conglomerates: 3.0%
3M Co.	6,800	562,156

IT Consulting Services: 1.6%
Telvent GIT SA	7,600	296,248

Life SciencesTools & Services: 2.2%
Thermo Fisher Scientific, Inc. (a)	8,500	405,365

Machinery: 13.5%
GEA Group AG	14,300	318,547
Hansen Transmissions International (a)	258,400	455,042
IDEX Corp.	11,450	356,668
Kurita Water Industries, Ltd.	7,150	224,635
Pall Corp.	10,400	376,480
Pentair, Inc.	15,350	495,805
Rotork PLC	14,820	283,182

		2,510,359

Metals & Mining: 1.9%
Sims Metal Management, Ltd.	17,859	349,921

Multi-Utilities : 2.6%
Veolia Environnement	14,627	482,152

Water Utilities : 4.1%
American Water Works Co., Inc.	16,100	360,801
Manila Water Co., Inc.	1,195,000	404,814

		765,615

Total Common Stocks
(Cost $15,356,987)		17,569,053

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Schedule of Investments, continued
Pax World Global Green Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

REPURCHASE AGREEMENT: 4.3%
State Street Repo, 0.005%, 01/04/2010 (collateralized by Fannie Mae, 4.375%, due 09/17/10, principal amount $785,000; market value $816,636)

Total Repurchase Agreement
(Cost $796,000)	$796,000	$796,000

TOTAL INVESTMENTS: 99.1%
(Cost $16,152,987)		18,365,053

OTHER ASSETS AND LIABILITIES—
(Net): 0.9%		175,019

NET ASSETS: 100.0%		$18,540,072

(a)	Non-income producing security.
SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets

AUSTRALIA	$810,310	4.4%
BELGIUM	455,042	2.4%
CHINA	107,478	0.6%
DENMARK	568,706	3.1%
FRANCE	482,152	2.6%
GERMANY	752,283	4.1%
GREAT BRITAIN	1,151,203	6.2%
HONG KONG	823,141	4.4%
IRELAND	226,825	1.2%
JAPAN	2,316,078	12.5%
NETHERLANDS	282,514	1.5%
PHILIPPINES	404,813	2.2%
SPAIN	1,313,553	7.1%
TAIWAN	346,989	1.9%
UNITED STATES	7,527,966	40.6%
REPURCHASE AGREEMENT	796,000	4.3%
Other assets and liabilities — (Net)	175,019	0.9%

Total	$18,540,072	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
THIS PAGE INTENTIONALLY LEFT BLANK

December 31, 2009
Statements of Assets and Liabilities

	Balanced Fund	Growth Fund

Assets
Investments, at cost—note A	$1,985,473,241	$88,443,894

Investments in unaffiliated issuers, at value — Note A1	$2,141,081,953	$99,705,310
Cash	1,159,805	121,784
Foreign currency at value (cost—$11,751; $50,976; and $139,989, respectively)	—	12,036
Prepaid Expenses	49,905	1,925
Receivables:
Capital stock sold	846,004	200,366
Dividends and interest—Note B	7,736,761	93,609
Investment securities sold	2,417,431	122,527
Investment Adviser reimbursement	—	—
Other	41,502	9,117

Total Assets	2,153,333,361	100,266,674

Liabilities
Amount owed to banks	—	—
Collateral on securities loaned, at value	195,219,749	2,575,789
Payables:
Capital stock reacquired	4,888,896	37,236
Options written, at value (premiums received $2,169,109; $66,602; and $ 193,837, respectively)	1,780,675	71,687
Investment securities purchased	11,643,235	204,695
Dividend payable—Note A	—	—
Accrued expenses:
Investment advisory fees—Note B	827,969	66,073
Distribution expense	390,985	19,697
Trustees fees	4,120	3,117
Compliance expense	431	4
Transfer agent fees	564,414	62,110
Printing and other shareholder communication fees	20,266	1,657
Custodian fees	36,859	2,722
Legal and audit fees	70,730	40,581
Other accrued expenses	20,773	15,694

Total Liabilities	215,469,102	3,101,062

Net Assets	$1,937,864,259	$97,165,612

[1]	Investments in unaffiliated issuers at market value include securities loaned. At December 31, 2009, the Balanced Fund, Growth Fund, High Yield Bond Fund and Women’s Equity Fund had a total market value of securities on loan of $189,536,285; $2,786,306; $60,025,535; and $8,885,777, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$3,110,885	$11,738,949	$422,232,695	$39,678,230	$16,152,987

$3,204,774	$12,438,169	$444,715,000	$41,674,470	$18,365,053
36,745	42,123	66,247	—	41,072
—	51,190	—	—	140,104
113	154	7,123	2,048	434
2,050	237,270	1,815,617	70,280	95,483
1,372	7,500	7,636,509	55,725	10,697
188,511	—	—	67,381	167,058
—	—	—	—	—
—	578	16,531	3,258	4,622

3,433,565	12,776,984	454,257,027	41,873,162	18,824,523

—	—	—	37,292	—
—	—	61,303,237	9,218,562	—
612	4,222	1,554,128	16,017	962
—	—	—	118,709	—
74,176	886,785	—	346,006	201,754
—	—	366,496	—	—
1,988	7,020	161,688	20,106	13,608
665	1,894	59,344	11,140	3,881
3,116	3,116	3,077	3,117	3,116
—	—	—	6	—
13,103	14,017	105,174	20,701	14,606
185	198	5,922	479	—
423	481	11,788	1,889	2,783
19,766	25,699	45,793	19,929	22,151
13,303	18,208	12,661	4,317	21,590

127,337	961,640	63,629,308	9,818,270	284,451

$3,306,228	$11,815,344	$390,627,719	$32,054,892	$18,540,072

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund

Net Assets Represented By
Paid in Capital	$1,947,681,216	$106,472,772
Undistributed (distributions in excess of) net investment income	55,038	(2,574)
Accumulated net realized gain (loss)	(165,874,023)	(20,560,950)
Net unrealized appreciation (depreciation) of:
Investments	155,997,146	11,256,331
Foreign currency translation	4,882	33

Net Assets	$1,937,864,259	$97,165,612

Individual Investor Class
Net assets	$1,834,273,881	$94,305,830
Capital Shares Outstanding	90,380,014	9,440,002

Net asset value per share	$20.30	$9.99

Institutional Class
Net assets	$101,790,930	$2,855,910
Capital Shares Outstanding	4,972,347	281,846

Net asset value per share	$20.47	$10.13

R Share Class
Net assets	$1,799,448	$3,872
Capital Shares Outstanding	88,128	386

Net asset value per share	$20.42	$10.04

SEE NOTES TO FINANCIAL STATEMENTS	68

December 31, 2009

	Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

Net Assets Represented By
Paid in Capital	$3,089,991	$11,453,213	$368,508,333	$35,689,062	$17,222,991
Undistributed (distributions in excess of) net investment income	—	(1,243)	37,649	(1,712)	(146,962)
Accumulated net realized gain (loss)	122,348	(335,400)	(398,738)	(5,703,814)	(747,661)
Net unrealized appreciation (depreciation) of:
Investments	93,889	699,220	22,482,305	2,071,368	2,212,066
Foreign currency translation	—	(446)	(1,830)	(12)	(362)

Net Assets	$3,306,228	$11,815,344	$390,627,719	$32,054,892	$18,540,072

Individual Investor Class
Net assets	$3,265,826	$9,768,070	$298,915,472	$29,536,879	$17,764,713
Capital Shares Outstanding	351,716	1,148,284	38,640,220	1,846,689	2,045,032

Net asset value per share	$9.29	$8.51	$7.74	$15.99	$8.69

Institutional Class
Net assets	$36,831	$2,033,407	$91,606,082	$2,518,013	$404,103
Capital Shares Outstanding	3,957	238,435	11,891,506	157,093	46,496

Net asset value per share	$9.31	$8.53	$7.70	$16.03	$8.69

R Share Class
Net assets	$3,571	$13,867	$106,165		$371,256
Capital Shares Outstanding	386	1,631	13,771		42,853

Net asset value per share	$9.26	$8.50	$7.71		$8.66

69	SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2009
Statements of Operations

	Balanced Fund	Growth Fund

Investment Income
Income
Dividends (net of foreign withholding tax of $679,805; $36,803; $60; $9,874;$1,397;$22,295; and $13,871; respectively)
	$21,271,769	$1,074,122
Interest (net of foreign withholding tax of $6,745; $0; $0; $0; $0; $0; and $0; respectively)
	25,442,842	—
Income from securities lending—Note A	281,409	8,921
Other income	120,760	—

Total Income	47,116,780	1,083,043

Expenses
Investment advisory fees—Note B	8,893,059	656,522
Distribution expenses—Individual Investor (Note B)	4,205,983	192,026
Distribution expenses—R (Note B)	3,941	13
Transfer agent fees—Note A	2,522,967	288,736
Printing and other shareholder communication fees	288,018	40,373
Custodian fees	387,537	27,600
Legal fees and related expenses	162,758	29,349
Trustees’ fees and expenses—Note B	138,008	28,354
Compliance expense	34,335	15,221
Audit fees	86,106	55,673
Registration fees	73,882	60,207
Other expenses	235,163	11,520

Total Expenses	17,031,757	1,405,594

Less: Fees paid indirectly—Note E	(2,972)	(233)
Expenses assumed by Advisor—Note B	—	(262,886)

Net expenses	17,028,785	1,142,475

Net investment income (loss)	30,087,995	(59,432)

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	(38,895,400)	(10,599,528)
Option contracts written	2,656,350	102,857
Foreign currency transactions	(91,265)	(5,433)
Change in unrealized appreciation (depreciation) on:
Investments	352,486,730	37,160,260
Option contracts written	432,350	(16,243)
Foreign currency translation	83,538	266

Net realized and unrealized gain on investments and foreign currency	316,672,303	26,642,179

Net increase in net assets resulting from operations	$346,760,298	$26,582,747

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2009

Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$17,103	$95,887	$473,013	$462,860	$195,052

—	—	26,182,208	39,611	98
—	—	62,187	10,285	—
—	—	308,529	—	—

17,103	95,887	27,025,937	512,756	195,150

15,482	37,022	1,371,457	210,282	100,711
5,107	10,566	546,059	64,132	27,142
5	47	225	—	670
63,123	66,163	419,019	113,038	86,407
10,123	12,677	36,162	20,726	15,170
5,985	27,993	91,524	20,547	27,350
23,649	23,761	42,502	25,554	24,225
28,448	28,448	28,313	28,014	28,448
13,816	13,816	17,290	14,344	13,816
26,671	35,108	63,873	26,671	30,107
55,563	62,781	87,606	36,932	66,648
1,470	1,587	22,101	4,805	2,047

249,442	319,969	2,726,131	565,045	422,741

(16)	(24)	(1,912)	(23)	—
(223,876)	(259,244)	(191,835)	(223,317)	(266,242)

25,550	60,701	2,532,384	341,705	156,499

(8,447)	35,186	24,493,553	171,051	38,651

310,857	(236,134)	3,533,378	(2,315,711)	(421,108)
—	—	—	169,784	—
—	(4,143)	22,428	(4,986)	(34,870)

393,152	1,541,147	53,997,851	8,531,437	4,196,140
—	—	—	34,621	—
—	(745)	(1,850)	3	(80)

704,009	1,300,125	57,551,807	6,415,148	3,740,082

$695,562	$1,335,311	$82,045,360	$6,586,199	$3,778,733

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	Year Ended	Year Ended
	12/31/09	12/31/08

Increase (Decrease) in Net Assets
Operations
Investment income, net	$30,087,995	$40,319,198
Net realized gain (loss) on investments and foreign currency transactions	(36,330,315)	(130,369,274)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	353,002,618	(676,397,540)

Net increase (decrease) in net assets resulting from operations	346,760,298	(766,447,616)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(28,444,137)	(38,363,387)
Institutional Class	(1,729,272)	(1,578,575)
R Class	(17,409)	(720)
Realized gains
Individual Investor Class	—	(23,500,488)
Institutional Class	—	(784,014)
R Class	—	(50)
Tax Return of Capital
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—

Total distributions to shareholders	(30,190,818)	(64,227,234)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	113,608,196	265,106,972
Proceeds from reinvestment of distributions	27,202,569	59,474,310
Cost of shares redeemed	(220,125,657)	(352,537,506)

Net increase (decrease) from Individual Investor Class transactions	(79,314,892)	(27,956,224)

Institutional Class
Proceeds from shares sold	34,201,853	84,274,387
Proceeds from reinvestment of distributions	1,647,617	2,231,190
Cost of shares redeemed	(15,761,500)	(13,301,789)

Net increase (decrease) from Institutional Class transactions	20,087,970	73,203,788

R Class
Proceeds from shares sold	1,714,521	72,633
Proceeds from reinvestment of distributions	17,409	770
Cost of shares redeemed	(151,614)	(4,150)

Net increase from R Class transactions	1,580,316	69,253

Net increase (decrease) from capital share transactions	(57,646,606)	45,316,817

Net increase (decrease) in net assets	258,922,874	(785,358,033)

Net assets	1,678,941,385	2,464,299,418

Beginning of period	$1,937,864,259	$1,678,941,385

End of year (1)

(1) Includes undistributed net investment income (loss)	$55,038	$255,184

[1]	Commencement of Operations—March 27, 2008
SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
			Period from		Period from
Year Ended	Year Ended	Year Ended	3/27/081 through	Year Ended	3/27/081 through
12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

$(59,432)	$585	$(8,447)	$2,024	$35,186	$29,350

(10,502,104)	(10,533,851)	310,857	(180,073)	(240,277)	(99,475)

37,144,283	(37,735,403)	393,152	(299,263)	1,540,402	(841,628)

26,582,747	(48,268,669)	695,562	(477,312)	1,335,311	(911,753)

—	—	(11)	(1,967)	(36,945)	(22,850)
—	—	(32)	(3)	(1,513)	(9)
—	—	—	—	(106)	(5)

—	(2,202,047)	—	—	—	—
—	(52,737)	—	—	—	—
—	(20)	—	—	—	—

—	—	—	—	(7,133)	—
—	—	—	—	(821)	—
—	—	—	—	(14)	—

—	(2,254,804)	(43)	(1,970)	(46,532)	(22,864)

13,602,696	27,195,248	1,614,144	1,658,906	6,838,628	3,097,458
—	2,146,683	11	1,896	43,395	22,736
(11,664,825)	(18,980,436)	(177,757)	(42,640)	(480,198)	(98,910)

1,937,871	10,361,495	1,436,398	1,618,162	6,401,825	3,021,284

618,567	2,573,319	61,441	1,000	2,034,677	1,000
—	52,737	1	3	1,170	9
(1,512,094)	(713,137)	(30,514)	—	(8,703)	(5)

(893,527)	1,912,919	30,928	1,003	2,027,144	1,004

1,271	1,017	2,500	1,000	8,800	1,000
—	20	—	—	120	5

1,271	1,037	2,500	1,000	8,920	1,005

1,045,615	12,275,451	1,469,826	1,620,165	8,437,889	3,023,293

27,628,362	(38,248,022)	2,165,345	1,140,883	9,726,668	2,088,676

69,537,250	107,785,272	1,140,883	—	2,088,676	—

$97,165,612	$69,537,250	$3,306,228	$1,140,883	$11,815,344	$2,088,676

$(2,574)	$(3,638)	$—	$43	$(1,243)	$6,608

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund
	Year Ended	Year Ended
	12/31/09	12/31/08

Increase (Decrease) in Net Assets
Operations
Investment income, net	$24,493,553	$8,350,375
Net realized gain (loss) on investments and foreign currency transactions	3,555,806	(3,238,801)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	53,996,001	(29,640,700)

Net increase (decrease) in net assets resulting from operations	82,045,360	(24,529,126)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(19,439,561)	(6,896,070)
Institutional Class	(5,099,151)	(2,024,902)
R Class	(3,827)	(156)
Realized gains
Individual Investor Class	—	(137,412)
Institutional Class	—	(39,348)
R Class	—	(2)
Tax Return of Capital
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—

Total distributions to shareholders	(24,542,539)	(9,097,890)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	278,248,653	74,197,985
Proceeds from reinvestment of distributions	17,632,183	6,183,131
Cost of shares redeemed	(135,106,466)	(40,365,509)
Redemption fees	33	2,352

Net increase (decrease) from Individual Investor Class transactions	160,774,403	40,017,959

Institutional Class
Proceeds from shares sold	75,348,029	13,422,211
Proceeds from reinvestment of distributions	4,087,389	1,780,892
Cost of shares redeemed	(23,017,322)	(3,062,903)
Redemption fees	11	645

Net increase (decrease) from Institutional Class transactions	56,418,107	12,140,845

R Class
Proceeds from shares sold	104,662	13,785
Proceeds from reinvestment of distributions	3,784	165
Cost of shares redeemed	(13,456)	(10,003)

Net increase from R Class transactions	94,990	3,947

Net increase (decrease) from capital share transactions	217,287,500	52,162,751

Net increase (decrease) in net assets	274,790,321	18,535,735

Net assets
Beginning of period	115,837,398	97,301,663

End of year (1)	$390,627,719	$115,837,398

(1) Includes undistributed net investment income (loss)	$37,649	$(123,780)

[1]Commencement of Operations-March 27, 2008
SEE NOTES TO FINANCIAL STATEMENTS

Women’s Equity Fund		Global Green Fund
			Period from
Years Ended	Year Ended	Year Ended	3/27/081 through
12/31/09	12/31/08	12/31/09	12/31/08

$171,051	$266,073	$38,651	$8,880

(2,150,913)	(3,580,702)	(455,978)	(311,265)

8,566,061	(13,880,295)	4,196,060	(1,984,356)

6,586,199	(17,194,924)	3,778,733	(2,286,741)

(138,911)	(240,824)	(144,218)	(24,425)
(15,949)	(35,404)	(3,704)	(28)
—	—	(2,457)	(79)

—	(1,066,937)	—	—
—	(122,317)	—	—

(8,521)	—	—	—
(819)	—	—	—
—	—	—	—

(164,200)	(1,465,482)	(150,379)	(24,532)

3,388,313	11,032,167	10,065,551	8,634,187
143,322	1,278,552	139,275	23,996
(3,842,313)	(4,883,779)	(1,952,665)	(368,505)
—	—	—	—

(310,678)	7,426,940	8,252,161	8,289,678

29,640	186,131	360,703	7,500
16,542	157,693	320	28
(365,317)	(608,941)	(40,295)	—
—	—	—	—

(319,135)	(265,117)	320,728	7,528

		304,984	63,807
		2,457	79
		(3,047)	(15,384)

		304,394	48,502

(629,813)	7,161,823	8,877,283	8,345,708

5,792,186	(11,498,583)	12,505,637	6,034,435

26,262,706	37,761,289	6,034,435	—

$32,054,892	$26,262,706	$18,540,072	$6,034,435

$(1, 712)	$(6,107)	$(146,962)	$(364)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	Year Ended	Year Ended
	12/31/09	12/31/08

Individual Investor Class
Shares sold	6,303,223	11,909,806
Shares issued in reinvestment of distributions	1,451,425	2,857,152
Shares redeemed	(12,251,891)	(16,437,239)

Net increase (decrease) in shares outstanding	(4,497,243)	(1,670,281)

Institutional Class[1]
Shares sold	1,854,609	3,637,236
Shares issued in reinvestment of distributions	86,751	107,927
Shares redeemed	(840,364)	(666,011)

Net increase (decrease) in shares outstanding	1,100,996	3,079,152

R Class[1]
Shares sold	91,879	3,460
Shares issued in reinvestment of distributions	894	44
Shares redeemed	(8,001)	(189)

Net increase in shares outstanding	84,772	3,315

	High Yield Bond Fund
	Year Ended	Year Ended
	12/31/09	12/31/08

Individual Investor Class
Shares sold	39,904,395	10,309,739
Shares issued in reinvestment of distributions	2,428,433	845,139
Shares redeemed	(18,809,164)	(5,359,120)

Net increase (decrease) in shares outstanding	23,523,664	5,795,758

Institutional Class[1]
Shares sold	10,764,450	1,750,589
Shares issued in reinvestment of distributions	565,587	244,737
Shares redeemed	(3,328,018)	(421,483)

Net increase (decrease) in shares outstanding	8,002,019	1,573,843

R Class[1]
Shares sold	14,361	1,873
Shares issued in reinvestment of distributions	504	25
Shares redeemed	(1,768)	(1,345)

Net increase in shares outstanding	13,097	553

[1]	Information shown from commencement of Operations-March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
			Period from		Period from
Year Ended	Year Ended	Year Ended	3/27/081 through	Year Ended	3/27/081 through
12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08

1,632,088	2,695,432	206,047	173,705	866,205	346,228
—	183,333	1	298	6,226	3,854
(1,443,302)	(2,001,920)	(22,419)	(5,916)	(61,352)	(12,877)

188,786	876,845	183,629	168,087	811,079	337,205

79,823	276,811	7,871	100	239,239	100
—	4,458	—	—	139	2
(216,285)	(65,769)	(4,014)	—	(1,045)	—

(136,462)	215,500	3,857	100	238,333	102

152	152	286	100	1,513	100
—	2	—	—	17	1

152	154	286	100	1,530	101

Women’s Equity Fund		Global Green Fund
			Period from
Years Ended	Year Ended	Year Ended	3/27/081 through
12/31/09	12/31/08	12/31/09	12/31/08

245,175	586,558	1,338,460	988,608
10,706	66,074	16,904	3,933
(284,870)	(286,794)	(250,440)	(52,433)

(28,989)	365,838	1,104,924	940,108

2,037	9,624	51,208	791
1,234	8,230	39	4
(24,288)	(45,265)	(5,546)	—

21,017	(27,411)	45,701	795

		38,262	6,910
		292	13
		(428)	(2,196)

		38,126	4,727

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset	Net	Net
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)	operations	income	gains	capital

Balanced Fund
Individual Investor Class

For the Year Ended December 31, 2009	$17.00	$0.31	$3.30	$3.61	$0.31	$—	$—
For the Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—
For the Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—
For the Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
For the Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54	—
Institutional Class

For the Year Ended December 31, 2009	$17.14	$0.36	$3.33	$3.69	$0.36	$—	$—
For the Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.46	0.24	—
For the Period Ended December 31, 2007[6]	24.95	0.38	1.56	1.94	0.33	1.03	—
R Class

For the Year Ended December 31, 2009	$17.13	$0.25	$3.34	$3.59	$0.30	$—	$—
For the Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—
For the Period Ended December 31, 2007[7]	24.95	0.45	1.44	1.89	0.22	1.03	—

Growth Fund
Individual Investor Class

For the Year Ended December 31, 2009	$7.19	$(0.01)	$2.81	$2.80	$—	$—	$—
For the Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—
For the Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—
For the Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
For the Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—	—
Institutional Class

For the Year Ended December 31, 2009	$7.27	$0.01 [8]	$2.85	$2.86	$—	$—	$—
For the Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—
For the Period Ended December 31, 2007[7]	13.10	0.12	0.99	1.11		1.53	—
R Class

For the Year Ended December 31, 2009	$7.24	$(0.03)	$2.83	$2.80	$—	$—	$—
For the Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—
For the Period Ended December 31, 2007[7]	13.10	0.02	1.07	1.09	—	1.53	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.

[5]	For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the the Value Fund merger have been excluded. (Note F)
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
		Net asset		Net assets		expenses	Net	including	excluding
		value,		end of		excluding	investment	custody	custody
Total	Redemption	end of	Total	period		custody	income	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $MM’s)		credits	(loss)	waivers	and waivers	Turnover[4]

$0.31	$—	$20.30	21.41%	$1,834		0.98%	1.70%	0.98%	0.98%	43%[5]
0.64	—	17.00	(30.72%)	1,613		0.95%	1.85%	0.95%	0.95%	54%
1.53	—	25.31	9.44%	2,444		0.96%	1.70%[6]	0.96%	0.96%	38%
1.64	—	24.53	10.71%	2,181		0.94%	1.54%[6]	0.94%	0.94%	29%
0.82	—	23.65	5.39%	1,929		0.96%	1.32%	0.96%	0.96%	22%

$0.36	$—	$20.47	21.70%	$102		0.73%	1.94%	0.73%	0.73%	43%[5]
0.70	—	17.14	(30.58%)	66		0.70%	2.10%	0.70%	0.70%	54%
1.36	—	25.53	7.84%	20		0.71%	1.95%	0.71%	0.71%	38%

$0.30	$—	$20.42	21.14%	$2		1.23%	1.30%	1.23%	1.23%	43%[5]
0.65	—	17.13	(30.96%)	0	[9]	1.20%	1.60%	1.20%	1.20%	54%
1.25	—	25.59	7.61%	0	[9]	1.21%	1.43%	1.21%	1.21%	38%

$—	$—	$9.99	38.94%	$94		1.45%	(0.08%)	1.45%	1.78%	39%
0.25	—	7.19	(41.52%)	66		1.46%	(0.01%)	1.46%	1.67%	51%
1.64	—	12.56	13.39%	105		1.51%	(0.19%)	1.50%	1.76%	66%
—	—	12.53	(2.26%)	106		1.50%	(0.56%)	1.50%	1.77%	117%
—	—	12.82	7.19%	98		1.51%	(0.56%)	1.50%	2.06%	105%

$—	$—	$10.13	39.34%	$3		1.20%	0.16%	1.20%	1.53%	39%
0.25	—	7.27	(41.44%)	3		1.21%	0.24%	1.21%	1.41%	51%
1.53	—	12.68	8.53%	3		1.26%	1.27%	1.25%	1.51%	66%

$—	$—	$10.04	38.67%	$0	[9]	1.70%	(0.37%)	1.70%	2.03%	39%
0.25	—	7.24	(41.58%)	0	[9]	1.71%	(0.26%)	1.71%	1.91%	51%
1.53	—	12.66	8.37%	0	[9]	1.76%	0.45%	1.75%	2.01%	66%

[6]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

[7]	Per share data for is reflected from class inception date of April 2, 2007.

[8]	The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

[9]	Rounds to less than one million.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Small Cap Fund
Individual Investor Class

For the Year Ended December 31, 2009	$6.78	$(0.03)	$2.54	$2.51	$—	$—	$—
For the Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—	—
Institutional Class

For the Year Ended December 31, 2009	$6.78	$(0.02)	$2.56	$2.54	$0.01	$—	$—
For the Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—	—
R Class

For the Year Ended December 31, 2009	$6.78	$(0.05)	$2.53	$2.48	$—	$—	$—
For the Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—	—

International Fund
Individual Investor Class

For the Year Ended December 31, 2009	$6.19	$0.06	$2.34	$2.40	$0.07	$—	$0.01
For the Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—	—
Institutional Class

For the Year Ended December 31, 2009	$6.19	$—	$2.44	$2.44	$0.09	$—	$0.01
For the Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—	—
R Class

For the Year Ended December 31, 2009	$6.20	$0.07	$2.31	$2.38	$0.07	$—	$0.01
For the Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—	—

High Yield Bond Fund
Individual Investor Class

For the Year Ended December 31, 2009	$6.10	$0.64	$1.64	$2.28	$0.64	$—	$—
For the Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01	—
For the Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03	—
For the Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	—
For the Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06	0.05
Institutional Class

For the Year Ended December 31, 2009	$6.08	$0.65	$1.62	$2.27	$0.65	$—	$—
For the Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01	—
For the Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03	—
For the Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	—
For the Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06	0.05
R Class

For the Year Ended December 31, 2009	$6.08	$0.63	$1.62	$2.25	$0.62	$—	$—
For the Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—
For the Period Ended December 31, 2007[8]	8.68	0.45	(0.29)	0.16	0.47	0.03	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009

							Ratios to average net assets[3]
							Net		Net expenses	Total expenses
			Net asset		Net assets		expenses		including	excluding
			value,		end of		excluding	Net	custody	custody
Total	Redemption		end of	Total	period		custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)		credits	income	waivers	and waivers	Turnover[4]

$—	$—		$9.29	37.02%	$3		1.24%	(0.41%)	1.24%	12.09%	201%
0.01	—		6.78	(32.07%)	1		1.25%	0.22%	1.24%	14.13%	109%

$0.01	$—		$9.31	37.44%	$0	[9]	0.99%	(0.27%)	0.99%	11.84%	201%
0.03	—		6.78	(31.92%)	0	[9]	1.00%	0.47%	0.99%	13.88%	109%

$—	$—		$9.26	36.58%	$0	[9]	1.49%	(0.62%)	1.49%	12.34%	201%
—	—		6.78	(32.20%)	0	[9]	1.50%	(0.03%)	1.49%	14.38%	109%

$0.08	$—		$8.51	39.14%	$10		1.40%	0.83%	1.40%	7.35%	23%
0.08	—		6.19	(37.26%)	2		1.40%	2.08%	1.40%	11.81%	26%

$0.10	$—		$8.53	39.70%	$2		1.15%	0.01%	1.15%	7.10%	23%
0.09	—		6.19	(37.13%)	0	[9]	1.15%	2.33%	1.15%	11.56%	26%

$0.08	$—		$8.50	38.65%	$0	[9]	1.65%	0.96%	1.65%	7.60%	23%
0.06	—		6.20	(37.43%)	0	[9]	1.65%	1.83%	1.65%	12.06%	26%

$0.64	$—		$7.74	38.70%	$299		0.97%	8.88%	0.97%	1.04%	58%
0.64	--	[6]	6.10	(20.61%)	92		0.99%	7.82%	0.99%	1.19%	29%
0.66	--	[6]	8.37	5.80%[7]	78		1.00%	7.31%	0.99%	1.44%	26%
0.62	--	[6]	8.54	10.11%	71		1.15%	7.35%	1.15%	1.70%	46%
0.70	--	[6]	8.35	2.32%	57		1.51%	6.57%	1.50%	2.26%	65%

$0.65	$—		$7.70	38.78%	$92		0.72%	9.12%	0.72%	0.79%	58%
0.65	--	[6]	6.08	(20.38%)	24		0.74%	8.07%	0.74%	0.94%	29%
0.68	--	[6]	8.34	5.68%	19		0.75%	7.59%	0.74%	1.19%	26%
0.64	--	[6]	8.54	10.41%	10		0.88%	7.63%	0.88%	1.42%	46%
0.73	--	[6]	8.35	2.68%	10		1.16%	6.94%	1.15%	1.91%	65%

$0.62	$—		$7.71	38.27%	$0	[9]	1.22%	8.52%	1.22%	1.29%	58%
0.61	—		6.08	(20.91%)	0	[9]	1.24%	7.57%	1.24%	1.44%	29%
0.50	—		8.34	1.94%	0	[9]	1.25%	7.29%	1.24%	1.69%	26%

[6]	Rounds to less than $0.01.

[7]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note F).

[8]	Per share data for is reflected from class inception date of April 2, 2007.

[9]	Rounds to less than one million.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Women’s Equ ity Fund [5]
Individual Investor Class

For the Year Ended December 31, 2009	$12.79	$0.08	$3.20	$3.28	$0.08	$—	$—	[9]
For the Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—
For the Period Ended December 31, 2007[5,6]	21.86	0.07	2.13	2.20	0.10	1.95	—
For the Year Ended March 31, 2007[5]	21.24	0.11	1.10	1.21	0.11	0.48	—
For the Year Ended March 31, 2006[5]	20.48	0.08	1.18	1.26	0.08	0.42	—
For the Year Ended March 31, 2005[5]	19.40	0.05	1.05	1.10	0.02	—	—
Institutional Class

For the Year Ended December 31, 2009	$12.80	$0.12	$3.20	$3.32	$0.09	$—	$—	[9]
For the Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—
For the Period Ended December 31, 2007[5,6]	21.86	0.13	2.12	2.25	0.13	1.95	—
For the Period Ended March 31, 2007[5,7]	21.53	0.17	0.82	0.99	0.18	0.48	—

Global Gree n Fund
Individual Investor Class

For the Year Ended December 31, 2009	$6.38	$0.03	$2.36	$2.39	$0.08	$—	$—
For the Period Ended December 31, 2008[8]	10.00	0.02	(3.61)	(3.59)	0.03	—	—
Institutional Class

For the Year Ended December 31, 2009	$6.38	$0.04	$2.37	$2.41	$0.10	$—	$—
For the Period Ended December 31, 2008[8]	10.00	0.03	(3.61)	(3.58)	0.04	—	—
R Class

For the Year Ended December 31, 2009	$6.37	$(0.01)[10]	$2.37	$2.36	$0.07	$—	$—
For the Period Ended December 31, 2008[8]	10.00	—	(3.61)	(3.61)	0.02	—	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Effective October 29, 2007, the Women’s Equity Fund acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the three years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009

								Ratios to average net assets [3]
							Net		Net expenses	Total expenses
			Net asset		Net assets		expenses		including	excluding
			value,		end of		excluding	Net	custody	custody
Total	Redemption		end of	Total	period		custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)		credits	income	waivers	and waivers	Turnover[4]

$0.08	$—		$15.99	25.76%	$30		1.24%	0.58%	1.24%	2.04%	94%
0.73	—		12.79	(39.69%)	24		1.24%	0.71%	1.24%	1.82%	78%
2.05	—	[9]	22.01	10.13%	33		1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[9]	21.86	5.67%	33		1.34%	0.50%	1.34%	1.79%	25%
0.50	—	[9]	21.24	6.20%	35		1.48%	0.38%	1.48%	1.96%	22%
0.02	—		20.48	5.66%	33		1.50%	0.30%	1.50%	1.98%	8%

$0.09	$—		$16.03	26.11%	$3		0.99%	0.86%	0.99%	1.79%	94%
0.78	—		12.80	(39.52%)	2		0.99%	0.96%	0.99%	1.57%	78%
2.08	—	[9]	22.03	10.37%	5		0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[9]	21.86	4.57%	5		0.99%	0.91%	0.99%	1.50%	25%

$0.08	$—		$8.69	37.52%	$18		1.40%	0.35%	1.40%	3.78%	81%
0.03	—		6.38	(35.92%)	6		1.40%	0.27%	1.40%	6.25%	28%

$0.10	$—		$8.69	37.79%	$0	[11]	1.15%	0.56%	1.15%	3.53%	81%
0.04	—		6.38	(35.83%)	0	[11]	1.15%	0.52%	1.15%	6.00%	28%

$0.07	$—		$8.66	37.16%	$0	[11]	1.65%	(0.17%)	1.65%	4.03%	81%
0.02	—		6.37	(36.12%)	0	[11]	1.65%	0.02%	1.65%	6.50%	28%

[6]	Beginning with the period from April 1, 2007 through December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm.

[7]	Per share data for the Women’s Equity Fund Institutional Class reflected from class inception date of April 19, 2006.

[8]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[9]	Rounds to less than $0.01.

[10]	The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

[11]	Rounds to less than one million.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2009
Notes to Financial Statements
Pax World Funds Series Trust I
NOTE A —Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. Each of the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Women’s Equity Fund (the “Women’s Equity Fund”), and Pax World Global Green Fund (the “Global Green Fund”) (each a “Fund” and collectively, the “Funds”) is a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that Pax World Management LLC (the “Adviser”) believes have above-average growth prospects.
The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal

December 31, 2009

market conditions, primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.
The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers.
The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund’s primary objective. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”).
On October 29, 2007, the Women’s Equity Fund acquired the assets and assumed the liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”), pursuant to a plan of reorganization which was approved by the shareholders of the Original Women’s Equity Fund. Prior to the acquisition, the current Women’s Equity Fund had no assets or liabilities. Shares were transferred on a one-to-one basis for both Individual Investor Class (formerly referred to as “Retail Class”) and Institutional Class, in a tax free exchange, having no effect on the Fund’s operations. The Original Women’s Equity Fund had a fiscal year end of March 31; the current Women’s Equity Fund has a fiscal year end of December 31. Information shown herein for the four years ended March 31, 2007 and the period from April 1, 2007 through October 28, 2007 relates to the Original Women’s Equity Fund.
The Women’s Equity Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks). In selecting investments, the

December 31, 2009
Notes to Financial Statements, continued
Adviser applies sustainable investing criteria, emphasizing companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs, and accountability among employees to assure implementation and observance of the same.
The Global Green Fund’s investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions the Fund will primarily invest in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world.
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments Investments for which market quotations are readily available are valued at fair value. Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be

December 31, 2009

valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which the Funds’ net asset value is determined; and changes in overall market conditions. At December 31, 2009, the High Yield Bond Fund held one security fair valued at $69,497 representing 0.02% of the Fund’s net asset value.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

December 31, 2009
Notes to Financial Statements, continued
The net asset value per share (“NAV”) of each class of a Fund’s shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

December 31, 2009

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2009:

	Level One	Level Two	Level Three	Totals

Balanced
Common Stocks—Domestic	$1,373,116,893	$—	$—	$1,373,116,893
Common Stocks—Foreign	—	17,506,523	—	17,506,523
Preferred Stocks	5,723,938	—	—	5,723,938
Exchange Traded Funds	24,991,468	—	—	24,991,468
Corporate Bonds	—	223,427,589	—	223,427,589
U.S. Govt Agency Bonds	—	108,372,726	—	108,372,726
Government Bonds	—	10,597,905	—	10,597,905
Municipal Bonds	—	49,632,629	—	49,632,629
U.S. Treasury Notes	—	30,842,958	—	30,842,958
Mortgage-Backed Securities	—	82,553,517	—	82,553,517
Cash Equivalents	195,219,749	19,096,058	—	214,315,807
Equity Call/Put Options Written	(1,775,675)	(5,000)	—	(1,780,675)

Total	$1,597,276,373	$542,024,905	$—	$2,139,301,278

Growth
Common Stocks—Domestic	$93,075,270	$—	$—	$93,075,270
Common Stocks—Foreign	—	1,684,251	—	1,684,251
Cash Equivalents	2,575,789	2,370,000	—	4,945,789
Equity Call/Put Options Written	(71,687)	—	—	(71,687)

Total	$95,579,372	$4,054,251	$—	$99,633,623

Small Cap
Common Stocks	$2,932,774	$—	$—	$2,932,774
Exchange Traded Funds	150,000	—	—	150,000
Cash Equivalents	—	122,000	—	122,000

Total	$3,082,774	$122,000	$—	$3,204,774

December 31, 2009
Notes to Financial Statements, continued

	Level One	Level Two	Level Three	Totals

International
Common Stocks—Foreign	$3,887,345	$7,025,002	$—	$10,912,347
Preferred Stocks—Foreign	66,650	—	—	66,650
Exchange Traded Funds	980,172	—	—	980,172
Cash Equivalents	—	479,000	—	479,000

Total	$4,934,167	$7,504,002	$—	$12,438,169

High Yield Bond
Common Stocks	$1,685,730	$—	$—	$1,685,730
Preferred Stocks	4,909,073	—	—	4,909,073
Corporate Bonds	—	354,896,899	69,497	354,966,396
Cash Equivalents	61,303,237	21,850,564	—	83,153,801

Total	$67,898,040	$376,747,463	$69,497	$444,715,000

Women’s Equity
Common Stocks—Domestic	$27,343,470	$—	$—	$27,343,470
Common Stocks—Foreign	—	2,836,399	—	2,836,399
Preferred Stocks	67,811	—	—	67,811
Exchange Traded Funds	676,053	—	—	676,053
Corporate Bonds	—	500,000	525,000	1,025,000
Cash Equivalents	9,218,562	507,000	—	9,725,562
Equity Call Options Purchased	175	—	—	175
Equity Call/Put Options Written	(118,709)	—	—	(118,709)

Total	$37,187,362	$3,843,399	$525,000	$41,555,761

Global Green
Common Stocks—Domestic	$7,824,213	$—	$—	$7,824,213
Common Stocks—Foreign	—	9,744,840	—	9,744,840
Cash Equivalents	—	796,000	—	796,000

Total	$7,824,213	$10,540,840	$—	$18,365,053

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	High Yield Bond	Women's Equity

Corporate Bonds
Balance as of December 31, 2008	$—	$535,000
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	(10,000)
Net purchases (sales)	69,497	—
Transfers in and/or out of Level Three	—	—

Balance as of December 31, 2009	$69,497	$525,000

December 31, 2009

The change in unrealized gain/loss on Level 3 securities held at December 31, 2009 totaled a loss of $10,000 in the Women’s Equity Fund for the year then ended.
Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Women’s Equity Fund and Global Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as distribution and service (12b-1) fees, are charged to that class.
Federal Income Taxes Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it

December 31, 2009
Notes to Financial Statements, continued
distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Redemption Fees The Funds do not currently charge a redemption fee. However, prior to March 27, 2008, the High Yield Bond Fund charged a 2.00% redemption fee on shares held for less than 45 days. Also, prior to its acquisition in October 2007, the Original Women’s Equity Fund charged a 2.00% redemption fee on shares held less than 60 days. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fees charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.
Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and

December 31, 2009

provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.
A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.
As of December 31, 2009, the value of securities loaned, payable for cash collateral due to brokers and non-cash collateral pledged by brokers were as follows:

	Market Value of	Payable on Collateral	Non-Cash
	Securities Loaned	Due to Broker	Collateral Value

Balanced	$189,536,285	$195,219,749	$—
Growth	2,786,306	2,575,789	322,292
High Yield Bond	60,025,535	61,303,237	—
Women’s Equity	8,885,777	9,218,562	—
NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees, is responsible for managing the assets of the Funds in accordance with the Funds’ respective investment objective, investment programs and policies.
Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

December 31, 2009
Notes to Financial Statements, continued

		Average Net Asset Value of Fund
Fund	Minimum Fee		Up to $25M	Over $25M

Balanced	None		0.75%	0.50%
Growth	$25,000	[2]	1.00%	0.75%
Small Cap	None		0.75%	0.75%
International	None		0.85%	0.85%
High Yield Bond[1]	$25,000	[2]	0.50%[1]	0.50%[1]
Women’s Equity	None		0.75%	0.75%
Global Green	None		0.90%	0.90%

[1]	The fee for the High Yield Bond Fund is 1.00% of assets up to $25 million and 0.75% of assets in excess of $25 million. However, the Adviser has contractually agreed to reduce the management fee for the High Yield Bond Fund to 0.50% until at least December 31, 2011.

[2]	Minimum fee applies only if average daily net assets of the Fund are less than $5 million.
For the period ended December 31, 2009, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid
|
Balanced	$8,893,059
Growth	656,522
Small Cap	15,482
International	37,022
High Yield Bond	1,371,457
Women’s Equity	210,282
Global Green	100,711
The Adviser has contractually agreed to reimburse the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Individual	Institutional
Fund	Investor Class	Class	R Class
| | |
Growth[1]	1.45%	1.20%	1.70%
Small Cap[1]	1.24%	0.99%	1.49%
International[1]	1.40%	1.15%	1.65%
High Yield Bond[1]	0.99%	0.74%	1.24%
Women’s Equity[1]	1.24%	0.99%	N/A
Global Green[1]	1.40%	1.15%	1.65%

[1]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2012.

December 31, 2009

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.
For the period ended December 31, 2009, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
	Individual
Fund	Investor Class	Institutional Class	R Class
| | |
Growth	$254,927	$7,950	$9
Small Cap	221,587	2,191	98
International	253,500	5,161	583
High Yield Bond	151,989	39,820	26
Women’s Equity	204,307	19,010	N/A
Global Green	258,466	4,687	3,089
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the distributor’s services as principal underwriter of the indicated shares of such Fund.

December 31, 2009
Notes to Financial Statements, continued
Several individuals who are officers and/or trustees of the Trust are also employees of the Adviser.
NOTE C-Investment Information
Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2009 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds
| | | |
Balanced	$713,374,292	$30,290,804	$533,627,904	$237,236,314
Growth	30,278,536	—	30,927,866	—
Small Cap	5,094,031	—	3,839,728	—
International	9,666,210	—	1,018,205	—
High Yield Bond	346,884,671	—	147,831,032	—
Women’s Equity	26,417,481	—	27,126,293	—
Global Green	16,573,478	—	8,524,277	—

[1]	Excluding short-term investments and U.S. Government bonds.
For federal income tax purposes, the identified cost of investments owned at December 31, 2009 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2009 were as follows for the Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)

Balanced	$1,985,300,689	$236,834,921	$81,053,657	$155,781,264
Growth	88,729,553	15,441,192	4,465,435	10,975,757
Small Cap	3,125,197	194,261	114,684	79,577
International	11,793,308	916,350	271,489	644,861
High Yield Bond	422,277,391	25,772,454	3,334,845	22,437,609
Women’s Equity	40,098,365	3,526,570	1,950,465	1,576,105
Global Green	16,672,385	1,985,624	292,956	1,692,668
At December 31, 2009, the Balanced Fund and Growth Fund had unrealized foreign currency gains of $4,882 and $34, respectively. The International Fund, High Yield Bond Fund, Women’s Equity Fund, and Global Green Fund had unrealized foreign currency losses of $446, $1,830, $12 and $362, respectively.

December 31, 2009

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.
Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.
There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

December 31, 2009
Notes to Financial Statements, continued
Written option activity for the year ended December 31, 2009 was as follows:

	Outstanding					Outstanding
	at 12/31/08	Written	Closed	Expired	Exercised	at 12/31/09

Balanced Fund
Call Options

Number of contracts	1,100	13,176	(6,989)	(100)	(75)	7,112
Premiums received	$387,496	$2,791,141	$(1,930,137)	$(79,327)	$(7,130)	$1,162,043
Put Options

Number of contracts	550	10,330	(4,380)	(100)		6,400
Premiums received	$188,113	$2,346,562	$(1,511,909)	$(15,700)	$—	$1,007,066

Growth Fund
Call Options

Number of contracts	115	136	(115)	—	—	136
Premiums received	$45,505	$35,792	$(45,505)	$—	$—	$35,792
Put Options

Number of contracts	142	228	(220)	—	—	150
Premiums received	$54,548	$58,361	$(82,099)	$—	$—	$30,810

Women’s Equ ity Fund
Call Options

Number of contracts	100	493	(391)	(140)	—	62
Premiums received	$48,199	$107,622	$(126,677)	$(6,550)	$—	$22,594
Put Options

Number of contracts	530	1,253	(982)	(15)	(241)	545
Premiums received	$156,083	$322,717	$(257,071)	$(4,595)	$(45,891)	$171,243

Additional Derivative Disclosure The Balanced Fund, the Growth Fund and the Women’s Equity Fund held equity option contracts as of December 31, 2009. The fair value of such contracts (not accounted for as hedging instruments and whose primary underlying risk exposure is equity risk at December 31, 2009 was as follows:

	Purchased Equity Options	Written Equity Options
	Asset Derivatives	Liability Derivatives
	Fair Value[1]	Fair Value[2]

Balanced Fund	$—	$1,780,675
Growth Fund	—	71,687
Women’s Equity Fund	175	118,709

[1]	Statement of Assets and Liabilities location: Investments, at value.

[2]	Statement of Assets and Liabilities location: Options written, at value.

December 31, 2009

The effect of equity options on the statement of operations for the year ended December 31, 2009 was as follows:

		Change in Unrealized
		Appreciation or
	Realized Gain (Loss)	(Depreciation) on
	on Derivatives	Derivatives Recognized
	Recognized in Income[1]	in Income[2]

Purchased Options

Women’s Equity Fund	$(32,050)	$(26,950)
Written Options

Balanced Fund	$2,656,350	$432,350
Growth Fund	102,857	(16,244)
Women’s Equity Fund	201,834	34,621

[1]	Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.

[2]	Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.
Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At December 31, 2009, the Balanced Fund held $21,589,860 or 1.11% of net assets and the High Yield Bond Fund held $129,723,416 or 33.21% of net assets in securities exempt from registration under Rule 144A of the Act.

December 31, 2009
Notes to Financial Statements, continued
At December 31, 2009, the Balanced Fund held $4,058,588 representing 0.21% of net assets and the High Yield Bond Fund held $14,273,782 of illiquid securities, representing 3.65% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.
NOTE D—Tax Information
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydown transactions, and tax treatment related to investments in REITs, ETFs and PFICs.
For the year ended December 31, 2009, the Funds recorded the following reclassifications:

	Undistributed net	Accumulated net	Paid in
Fund	investment income	realized gain (loss)	capital

Balanced	$(97,323)	$97,323	$—
Growth	60,496	321,663	(382,159)
Small Cap	8,447	(8,447)	—
International	3,495	4,474	(7,969)
High Yield Bond	210,415	(210,415)	—
Women’s Equity	(2,456)	9,143	(6,687)
Global Green	(34,870)	34,870	—

December 31, 2009

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.
The tax character of distributions paid during 2009 and 2008 was as follows:

	Distributions paid in 2009			Distributions paid in 2008
	Ordinary	Return of	Long-term	Ordinary	Long-term
Fund	Income	Capital	Capital Gains	Income	Capital Gains

Balanced	$30,190,818	$—	$—	$39,942,682	$24,284,552
Growth	—	—	—	—	2,254,804
Small Cap	43	—	—	1,970	—
International	38,564	7,968	—	22,864	—
High Yield Bond	24,542,539	—	—	9,097,890	—
Women’s Equity	154,860	9,340	—	276,228	1,189,254
Global Green	150,379	—	—	24,532	—
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Undistributed	Other	Net unrealized
	Undistributed	long-term	temporary	appreciation
Fund	ordinary income	capital gains	differences	(depreciation)

Balanced	$55,038	$—	$(166,046,576)	$156,174,581
Growth	—	—	(20,277,865)	10,970,705
Small Cap	136,659	—	—	79,578
International	—	—	(282,284)	644,415
High Yield Bond	37,649	—	(353,965)	22,435,702
Women’s Equity	—	—	(5,285,391)	1,651,221
Global Green	28,313	—	(403,538)	1,692,306

December 31, 2009
Notes to Financial Statements, continued
During the periud frum November 1, 2009 thruugh December 31, 2009, the Growth Fund and the Women’s Equity Fund incurred capital losses in the amounts of $13,040 and $119,014, respectively; and the Growth Fund, International Fund and the Women’s Equity Fund incurred foreign currency losses of $2,574; $1,243; and $1,712, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2010. Accordingly, during 2009 the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.
For federal income tax purposes, capital loss carryforwards may he carried forward and applied against future capital gains. In 2009, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss			Total
	Carryforwards	Expires	Expires	Carryforward
Fund	Utilized in 2009	in 2016	in 2017	Loss Remaining

Balanced	$—	$50,223,239	$115,823,337	$166,046,576
Growth	—	5,209,243	15,053,008	20,262,251
Small Cap	11,295	—	—	—
International	—	67,251	213,790	281,041
High Yield Bond	1,585,116	353,979	—	353,979
Women’s Equity	—	212,711	4,951,954	5,164,665
Global Green	—	24,514	379,024	403,538
Uncertain Tax Position Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2005 through 2008). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2009, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.
NOTE E—Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did

December 31, 2009

not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended December 31, 2009, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits

Balanced	2,972
Growth	233
Small Cap	16
International	24
High Yield Bond	1,912
Women’s Equity	23
Global Green	—
NOTE F—Other
In 2007, the Individual Investor Class of the High Yield Bond Fund received a payment of $197,873 from the Adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001- 2003. The total of these reimbursements increased the net asset value of the Individual Investor Class of the Fund by approximately $0.03.
Also in 200, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000. This reimbursement increased the Fund’s net asset value by approximately $0.01.
Effective February 23, 2009, the Pax World Value Fund (the “Value Fund”) was liquidated. All assets of the Value Fund attributable to each class of its shares were transferred to the Pax World Balanced Fund in exchange for shares of the corresponding class of the Balanced Fund and other considerations.
NOTE G—Subsequent Events
As of January 1, 2010 Pax World Management Corp., Inc. (the “Transferor”) transferred to Pax World Management LLC (the “Transferee”) all the assets and liabilities of the Transferor by virtue of a corporate restructuring. After the

December 31, 2009
Notes to Financial Statements, continued
transfer, the Transferor became a holding company, with no assets other than shares in the Transferee, and the Transferee became the operating Pax World company. The Adviser has informed the Trust that this restructuring has no impact on the Adviser’s ability to manage the Funds.
Management has evaluated subsequent events through February 22, 2010 and has determined that no additional events have occured that require disclosure.

December 31, 2009
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Pax World Funds Series Trust I:
We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Women’s Equity Fund, and Pax World Global Green Fund (collectively, the “Funds;” the seven funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2007 of the Pax World Women’s Equity Fund were audited by another independent registered public accounting firm whose report, dated May 18, 2007, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Women’s Equity Fund, and Pax World Global Green Fund of Pax World Funds Series Trust I at December 31, 2009, the results of their operations for year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 22, 2010

December 31, 2009
Notes to Financial Statements, continued
Proxy Voting (Unaudited)
You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Disclosure (Unaudited)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.
Federal Tax Information (Unaudited)
The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate dividends received deduction (DRD) are as follows:

	QDI %	DRD %

Balanced	66.43%	68.93%
Growth	N/A	N/A
Small Cap	100.00%	100.00%
International	100.00%	0.00%
High Yield Bond	0.91%	0.00%
Women’s Equity	100.00%	100.00%
Global Green	100.00%	41.04%

December 31, 2009

Management of the Funds (Unaudited)
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.
Officers/Trustees
The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.
None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of a advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Balanced Fund, $130,724; Growth Fund, $22,769; International Fund, $22,768; Small Cap Fund, $22,768; High Yield Bond Fund, $22,769; Pax World Women’s Equity Fund, $22,768 and Global Green Fund, $22,768.

December 31, 2009

Interested Trustees and Officers

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1], and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Laurence A. Shadek (60)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of H.G. Wellington (1986- present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	11

Joseph Keefe (56)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005- 2006); President of New Circle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003- present); member of the Boards of Directors of On Belay (2006-present), Americans for Campaign Reform (2003-present), Women Thrive Worldwide (2009-present) and the Social Investment Forum (2000-2006).	11

John Boese (47)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006- present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000– 2006).	N/A

Maureen Conley (47)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser.	N/A

Alicia K. DuBois (50)	Treasurer (since 2006)	Chief Financial Officer for the Adviser (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)	N/A

Janet Lawton Spates (40)	Assistant Treasurer (since 2006)	Vice President of Administration (2006-present), Treasurer (1998-2006) and Chief Financial Officer (2001-2006) of the Adviser; Treasurer or Assistant Treasurer of the Pax World Funds (1998-2006).	N/A

December 31, 2009

Disinterested Trustees

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1], and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Adrian P.	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC	11
Anderson (55)[2]		(2004-present); Senior Consultant of Gray and Co.
		(1999-2004).

Carl H.	Chairman of the	Private investor (1995-present); member of the Board	11
Doerge, Jr.	Board of Trustees;	of Trustees and Police Commissioner of the Village of
(71)[2]	Trustee (since 2006)	Upper Brookville, NY (1998-present); member of the
		Board of Directors (1998-present) and Chairman of the
		Investment Committee (1999-present) of St. Johnland
		Nursing Home in Kings Park, NY.

Cynthia	Trustee (since 2006)	Managing Director of CRA Rogers Casey (2006-	11
Hargadon		present); Senior Consultant of North Point Advisors,
(53)[3]		LLC (2003-2006); President of Potomac Asset
		Management, Inc. (2000-2002).

Louis F.	Trustee (since 2006)	Associate Dean and Director of Undergraduate	11
Laucirica		Studies of Stevens Institute of Technology, Howe
(68)[2]		School (1999-present).

John L. Liechty	Trustee (since 2009)	Principal, Integrated Investment Solutions (2009-	11
(55)[3]		present); President and CEO, MMA Praxis Mutual
		Funds (1997-2008).

Nancy S. Taylor	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-	11
(54)[3]		present); Minister and President, Massachusetts
		Conference, United Church of Christ (2001-2005);
		Trustee, Andover Newton Theological School (2002-
		present); Board of Managers, Old South Meeting
		House (2005-present); Director, Ecclesia Ministries, a
		ministry to Boston’s homeless population (2003-
		present).

[1]	Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

[2]	Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

[3]	Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2009
The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.paxworld.com.

Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.
Please note that the information contained herein does not con stitute tax advi ce. Always consult your tax advisor before making any tax -related investment decisions.
This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.
Distributor: ALPS Distributors, Inc. member of FINRA (2/10).

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Item 2. Code of Ethics.
As of December 31, 2009, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $229,000 and $252,000 for the fiscal years ended December 31, 2009 and 2008, respectively.
     (b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2009 and 2008, respectively.
     (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $93,887 and $105,280 for the fiscal years ended December 31, 2009 and 2008, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.
     (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2009 and 2008, respectively.
     (e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.
          (2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
     (f) Not applicable.
     (g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2009 and 2008, respectively.
     (h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
     A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.
   (b)       Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pax World Funds Series Trust I
By (Signature and Title) /s/ Joseph F. Keefe
Joseph F. Keefe, President

Date February 25, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date February 25, 2010

By (Signature and Title) /s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date February 25, 2010